UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

Dreyfus Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Variable Investment Fund, Appreciation Portfolio

SEMIANNUAL REPORT June 30, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Appreciation Portfolio	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Variable Investment Fund, Appreciation Portfolio’s Initial shares achieved a total return of 13.39%, and its Service shares achieved a total return of 13.25%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 9.33% for the same period.2

U.S. stocks gained ground over the first half of 2017 amid favorable global economic developments. The fund’s focus on high-quality, multinational companies combined with superior security selection enabled it to produce higher returns than the Index during the reporting period.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Economic Developments Supported Market Rally

The Index climbed higher over the first half of 2017 despite rising policy and political uncertainty. Although the market faltered briefly in the spring when economic data disappointed and investors began to reduce their fiscal stimulus expectations, a stronger-than-expected earnings season helped suppress adverse market reactions to these developments. Meanwhile, the Federal Reserve Board delivered two short-term interest-rate hikes and began preparing markets for the possibility of balance-sheet unwinding later in the year, bringing the path of monetary policy back into sharp focus. The U.S. dollar trended lower as global growth improved relative to the United States, and stocks with higher international revenue exposure far outpaced their more domestically oriented counterparts.

The information technology, health care, and consumer discretionary sectors were the best-performing sectors of the Index over the first half of the year. In contrast, the energy sector, which was the strongest segment of the Index in 2016, declined by double digits when lingering oversupply concerns put downward pressure on oil prices.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Buoyed Fund Results

The fund’s relative results were buoyed by the impact of our stock selection strategy, which reflected the fund’s emphasis on high-quality multinational corporations. Security selections among tobacco and food companies in the consumer staples sector were the predominant factor supporting relative performance. Positioning within the capital markets segment of the financials sector further augmented relative results, with the emphasis on S&P Global, Intercontinental Exchange, and State Street producing the greatest positive impact. Overweighted and selectively focused representation in the information technology sector also added value relative to the Index. The fund’s overweighted positions in Facebook and Apple were particularly advantageous. The greatest positive individual contributors to the fund’s results over the reporting period included Philip Morris International, Apple, Facebook, Christian Dior, and Nestle.

An overweighted allocation to the energy sector modestly constrained the fund’s relative performance, but the negative impact was blunted by favorable stock selections. Likewise, limited exposure to the health care sector weighed on relative results, but favorable positioning in the pharmaceuticals industry significantly offset the negative allocation effect. The largest individual detractors from returns were Exxon Mobil, Chevron, Occidental Petroleum, ConocoPhillips, and Walgreens Boots Alliance.

Maintaining a Focus on Industry Leaders

While the U.S. economy appears to be on a solid footing, the cycle is mature, and we see plenty of reasons to be cautious. Against a backdrop of structurally slower economic growth, investors are seeking companies with strong fundamental characteristics and the ability to deliver consistently positive returns. The fund’s long-practiced investment strategy focuses on such companies. We seek to invest in large, high-quality multinationals with best-in-class business models, entrenched market positions, and highly stable revenue streams. These industry leaders have the scale and financial discipline to sustain earnings growth in a rising rate environment, a characteristic we believe will have increasing appeal as central banks normalize their monetary policies. Furthermore, healthy balance sheets and ample free cash flows should better enable these companies to maintain and grow their dividends as the cost of capital rises, offering the prospect of greater total returns over time.

July 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.29	$5.60
Ending value (after expenses)	$1,133.90	$1,132.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.06	$5.31
Ending value (after expenses)	$1,020.78	$1,019.54

† Expenses are equal to the fund’s annualized expense ratio of .81% for Initial shares and 1.06% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Common Stocks - 98.8%	Shares		Value ($)
Banks - 4.5%
JPMorgan Chase & Co.	151,400		13,837,960
Wells Fargo & Co.	95,425		5,287,499
			19,125,459
Capital Goods - 1.5%
United Technologies	52,500		6,410,775
Consumer Durables & Apparel - 2.3%
Hermes International	2,677		1,322,845
LVMH Moet Hennessy Louis Vuitton	15,500		3,864,644
NIKE, Cl. B	73,140		4,315,260
			9,502,749
Consumer Services - 1.4%
McDonald's	39,450		6,042,162
Diversified Financials - 8.2%
American Express	79,625		6,707,610
BlackRock	24,750		10,454,647
Intercontinental Exchange	82,750		5,454,880
S&P Global	38,575		5,631,564
State Street	70,425		6,319,235
			34,567,936
Energy - 7.9%
Chevron	95,300		9,942,649
ConocoPhillips	120,000		5,275,200
Exxon Mobil	159,564		12,881,602
Occidental Petroleum	89,100		5,334,417
			33,433,868
Food & Staples Retailing - 1.3%
Walgreens Boots Alliance	67,800		5,309,418
Food, Beverage & Tobacco - 20.7%
Altria Group	208,500		15,526,995
Anheuser-Busch, ADR	37,800	[a]	4,171,608
Coca-Cola	278,225		12,478,391
Constellation Brands, Cl. A	23,100		4,475,163
Nestle, ADR	128,475		11,203,020
PepsiCo	75,675		8,739,706
Philip Morris International	260,900		30,642,705
			87,237,588

6

Common Stocks - 98.8% (continued)	Shares		Value ($)
Health Care Equipment & Services - 2.5%
Abbott Laboratories	133,175		6,473,637
UnitedHealth Group	20,500		3,801,110
			10,274,747
Household & Personal Products - 3.3%
Estee Lauder, Cl. A	93,225		8,947,736
Procter & Gamble	56,075		4,886,936
			13,834,672
Insurance - 3.1%
Chubb	90,150		13,106,007
Materials - 1.7%
Air Products & Chemicals	4,925		704,571
Praxair	49,825		6,604,304
			7,308,875
Media - 5.8%
Comcast, Cl. A	267,975		10,429,587
Twenty-First Century Fox, Cl. A	178,411		5,056,168
Walt Disney	85,800		9,116,250
			24,602,005
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
AbbVie	91,525		6,636,478
Celgene	31,525	[b]	4,094,152
Novartis, ADR	63,025		5,260,697
Novo Nordisk, ADR	174,525	[a]	7,485,377
Roche Holding, ADR	247,900	[a]	7,883,220
			31,359,924
Semiconductors & Semiconductor Equipment - 4.1%
ASML Holding	41,650	[a]	5,427,412
Texas Instruments	152,875		11,760,674
			17,188,086
Software & Services - 14.7%
Alphabet, Cl. C	12,269	[b]	11,149,208
Automatic Data Processing	21,465		2,199,304
Facebook, Cl. A	125,785	[b]	18,991,019
Microsoft	270,810		18,666,933
VeriSign	28,825	[a,b]	2,679,572
Visa, Cl. A	88,200	[a]	8,271,396
			61,957,432
Technology Hardware & Equipment - 5.6%
Apple	163,275		23,514,865

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.8% (continued)	Shares		Value ($)
Transportation - 2.8%
Canadian Pacific Railway	35,525		5,712,775
Union Pacific	56,500		6,153,415
			11,866,190
Total Common Stocks (cost $195,468,512)			416,642,758
Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,745,115)	1,745,115	[c]	1,745,115
Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $11,493,393)	11,493,393	[c]	11,493,393
Total Investments (cost $208,707,020)	101.9%		429,881,266
Liabilities, Less Cash and Receivables	(1.9%)		(8,039,371)
Net Assets	100.0%		421,841,895

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $21,206,669 and the value of the collateral held by the fund was $21,688,994, consisting of cash collateral of $11,493,393 and U.S. Government & Agency securities valued at $10,195,601.

b Non-income producing security.

c Investment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	20.7
Software & Services	14.7
Diversified Financials	8.2
Energy	7.9
Pharmaceuticals, Biotechnology & Life Sciences	7.4
Media	5.8
Technology Hardware & Equipment	5.6
Banks	4.5
Semiconductors & Semiconductor Equipment	4.1
Household & Personal Products	3.3
Money Market Investments	3.1
Insurance	3.1
Transportation	2.8
Health Care Equipment & Services	2.5
Consumer Durables & Apparel	2.3
Materials	1.7
Capital Goods	1.5
Consumer Services	1.4
Food & Staples Retailing	1.3
101.9

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,206,669)—Note 1(c):
Unaffiliated issuers	195,468,512	416,642,758
Affiliated issuers	13,238,508	13,238,508
Cash		2,810,367
Receivable for investment securities sold		4,718,820
Dividends and securities lending income receivable		924,080
Prepaid expenses		3,502
		438,338,035
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		234,720
Due to Fayez Sarofim & Co.		75,742
Liability for securities on loan—Note 1(c)		11,493,393
Payable for investment securities purchased		4,075,068
Payable for shares of Beneficial Interest redeemed		560,542
Accrued expenses		56,675
		16,496,140
Net Assets ($)		421,841,895
Composition of Net Assets ($):
Paid-in capital		175,526,377
Accumulated undistributed investment income—net		191,920
Accumulated net realized gain (loss) on investments		24,947,728
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		221,175,870
Net Assets ($)		421,841,895

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	253,364,342	168,477,553
Shares Outstanding	6,329,712	4,244,273
Net Asset Value Per Share ($)	40.03	39.70

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $161,556 foreign taxes withheld at source):
Unaffiliated issuers	4,901,968
Affiliated issuers	4,613
Income from securities lending—Note 1(c)	10,442
Total Income	4,917,023
Expenses:
Investment advisory fee—Note 3(a)	1,091,115
Sub-investment advisory fee—Note 3(a)	445,667
Distribution fees—Note 3(b)	205,306
Custodian fees—Note 3(b)	38,621
Professional fees	37,960
Prospectus and shareholders’ reports	20,216
Trustees’ fees and expenses—Note 3(c)	16,769
Loan commitment fees—Note 2	2,951
Shareholder servicing costs—Note 3(b)	1,243
Miscellaneous	10,902
Total Expenses	1,870,750
Less—reduction in fees due to earnings credits—Note 3(b)	(86)
Net Expenses	1,870,664
Investment Income—Net	3,046,359
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	25,013,195
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	23,457,841
Net Realized and Unrealized Gain (Loss) on Investments	48,471,036
Net Increase in Net Assets Resulting from Operations	51,517,395

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	3,046,359	6,615,195
Net realized gain (loss) on investments	25,013,195	54,795,197
Net unrealized appreciation (depreciation) on investments	23,457,841	(29,273,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,517,395	32,136,646
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(1,979,765)	(4,007,827)
Service Shares	(1,121,855)	(2,543,769)
Net realized gain on investments:
Initial Shares	(32,675,856)	(36,865,750)
Service Shares	(22,119,380)	(33,615,443)
Total Distributions	(57,896,856)	(77,032,789)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,466,403	5,270,922
Service Shares	6,012,857	8,903,056
Distributions reinvested:
Initial Shares	34,655,621	40,873,577
Service Shares	23,241,235	36,159,212
Cost of shares redeemed:
Initial Shares	(19,387,158)	(42,252,305)
Service Shares	(19,547,401)	(92,527,613)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	28,441,557	(43,573,151)
Total Increase (Decrease) in Net Assets	22,062,096	(88,469,294)
Net Assets ($):
Beginning of Period	399,779,799	488,249,093
End of Period	421,841,895	399,779,799
Undistributed investment income—net	191,920	247,181
Capital Share Transactions (Shares):
Initial Shares
Shares sold	85,238	127,906
Shares issued for distributions reinvested	904,747	1,041,157
Shares redeemed	(471,919)	(1,035,420)
Net Increase (Decrease) in Shares Outstanding	518,066	133,643
Service Shares
Shares sold	148,667	217,885
Shares issued for distributions reinvested	611,998	928,366
Shares redeemed	(481,182)	(2,328,849)
Net Increase (Decrease) in Shares Outstanding	279,483	(1,182,598)

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
Initial Shares	June 30, 2017		Year Ended December 31,
(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	41.01	45.23	49.51	47.95	40.47	37.99
Investment Operations:
Investment income—net[a]	.33	.68	.80	.89	.86	.82
Net realized and unrealized gain (loss) on investments	4.87	2.48	(1.97)	2.86	7.59	3.14
Total from Investment Operations	5.20	3.16	(1.17)	3.75	8.45	3.96
Distributions:
Dividends from investment income—net	(.34)	(.69)	(.81)	(.90)	(.87)	(1.48)
Dividends from net realized gain on investments	(5.84)	(6.69)	(2.30)	(1.29)	(.10)	-
Total Distributions	(6.18)	(7.38)	(3.11)	(2.19)	(.97)	(1.48)
Net asset value, end of period	40.03	41.01	45.23	49.51	47.95	40.47
Total Return (%)	13.39[b]	7.91	(2.47)	8.09	21.11	10.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.82	.80	.80	.81	.81
Ratio of net expenses to average net assets	.81[c]	.82	.80	.80	.81	.81
Ratio of net investment income to average net assets	1.59[c]	1.64	1.70	1.84	1.95	2.02
Portfolio Turnover Rate	3.38[b]	4.19	11.97	3.65	7.71	3.05
Net Assets, end of period ($ x 1,000)	253,364	238,340	256,828	329,802	360,197	345,985

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Service Shares	June 30, 2017		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	40.72	44.96	49.23	47.69	40.25	37.74
Investment Operations:
Investment income—net[a]	.27	.57	.68	.76	.75	.72
Net realized and unrealized gain (loss) on investments	4.83	2.46	(1.96)	2.85	7.55	3.10
Total from Investment Operations	5.10	3.03	(1.28)	3.61	8.30	3.82
Distributions:
Dividends from investment income—net	(.28)	(.58)	(.69)	(.78)	(.76)	(1.31)
Dividends from net realized gain on investments	(5.84)	(6.69)	(2.30)	(1.29)	(.10)	-
Total Distributions	(6.12)	(7.27)	(2.99)	(2.07)	(.86)	(1.31)
Net asset value, end of period	39.70	40.72	44.96	49.23	47.69	40.25
Total Return (%)	13.25[b]	7.64	(2.72)	7.83	20.83	10.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.07	1.05	1.05	1.06	1.06
Ratio of net expenses to average net assets	1.06[c]	1.07	1.05	1.05	1.06	1.06
Ratio of net investment income to average net assets	1.34[c]	1.41	1.45	1.59	1.70	1.79
Portfolio Turnover Rate	3.38[b]	4.19	11.97	3.65	7.71	3.05
Net Assets, end of period ($ x 1,000)	168,478	161,440	231,421	264,795	254,928	220,568

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub–investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

16

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	364,311,160	-	-	364,311,160
Equity Securities - Foreign Common Stocks†	52,331,598	-	-	52,331,598
Registered Investment Companies	13,238,508	-	-	13,238,508

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at

18

origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon earned $2,305 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,116,167	22,109,858	22,480,910	1,745,115.4
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	1,363,070	77,869,238	67,738,915	11,493,393	2.7
Total	3,479,237	99,979,096	90,219,825	13,238,508	3.1

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $6,712,726 and long-term capital gains $70,320,063. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment

20

advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2017, Service shares were charged $205,306 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $991 for transfer agency services and $86 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $86.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $38,621 pursuant to the custody agreement.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $185,439, Distribution Plan fees $34,545, custodian fees $11,526, Chief Compliance Officer fees $2,802 and transfer agency fees $408.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2017, amounted to $13,864,130 and $42,789,373, respectively.

At June 30, 2017, accumulated net unrealized appreciation on investments was $221,174,246, consisting of $222,079,132 gross unrealized appreciation and $904,886 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in four of the ten years.

The Board discussed with representatives of Dreyfus, its affiliates and the Subadviser the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. They discussed, among other matters, the fact that the economic market in recent years was not of the type best suited to the Subadviser’s specific investment strategy.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

24

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through September 30, 2017.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements through September 30, 2017.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus Variable Investment Fund, Appreciation Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0112SA0617

Dreyfus Variable Investment Fund, Government Money Market Portfolio

SEMIANNUAL REPORT June 30, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Government Money Market Portfolio	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Government Money Market Portfolio, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Variable Investment Fund, Government Money Market Portfolio produced an annualized yield of 0.16%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 0.16% for the same period.1

Yields of money market instruments climbed over the reporting period when the Federal Reserve Board (the “Fed”) twice raised short-term interest rates and investors looked forward to higher levels of inflation and economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The Fed Twice Raised Short-Term Interest Rates

2017 began in the wake of the 2016 presidential election, which sparked a robust rally in most domestic financial markets as investors looked forward to more stimulative fiscal, tax, and regulatory policies from a new presidential administration. The economy added 216,000 new jobs in January 2017, but the unemployment rate moved slightly higher to 4.8%. Meanwhile, both manufacturing and non-manufacturing activity continued to expand. Consumer confidence remained strong, but the measure moderated modestly from its peak during the final months of 2016.

February saw the addition of 232,000 jobs, a reduction in first-time claims for unemployment benefits, and a decrease in the unemployment rate to 4.7%. Corporate earnings reports generally exceeded analysts’ expectations, manufacturing activity expanded, and consumer and business confidence remained robust. Meanwhile, oil prices weakened somewhat, giving back a portion of their previous gains.

March brought a widely anticipated rate hike from the Fed. Citing a strong labor market and mounting inflationary pressures, monetary policymakers raised the target for the federal funds rate 0.25 percentage points to between 0.75% and 1.00%. Although the unemployment rate fell to a multi-year low of 4.5%, job creation declined to 50,000 new positions during the month. U.S. economic growth slowed to an estimated 1.4% annualized rate over the first quarter of 2017, reflecting downturns in personal consumption expenditures and business inventory investment.

In April, consumer confidence moderated amid intensifying national and global political concerns, and U.S. manufacturing activity slowed compared to the previous month. Yet, corporate earnings continued to exceed analysts’ forecasts, on average, and the labor market rebounded with 207,000 new jobs. The unemployment rate declined to 4.4%, its lowest level in nearly 10 years.

3

DISCUSSION OF FUND PERFORMANCE (continued)

In May, the unemployment rate slid further to 4.3%, a 16-year low, as older workers retired and the labor force shrank. Indeed, a relatively modest 152,000 new jobs were created during the month as some employers reported difficulty in finding qualified workers. Nonetheless, wage growth generally remained steady, increasing at a rate that was roughly in line with inflation.

The unemployment rate in June ticked slightly higher to 4.4%, while a relatively robust 222,000 new jobs were added, driven by employment increases in the health care, social assistance, financial activities, and mining industries. Manufacturing activity continued to expand with 15 of 18 manufacturing industries reporting growth. The services sector of the economy also posted gains during the month. Yet, inflation remained muted as energy prices fell: the Consumer Price Index showed no change compared to the previous month, and prices increased by an average of only 1.6% over the previous 12 months. Nonetheless, the Fed again raised short-term rates by 0.25 percentage points in mid-June, sending the federal funds rate to between 1.00% and 1.25%.

Additional Rate Hikes Expected

Despite signs that fiscal and tax reforms may be more difficult to enact than many had anticipated, investors have continued to respond positively to expectations of greater economic growth. Indeed, recent comments from members of its Board of Governors suggest that the Fed may further reduce its accommodative monetary policy by beginning to unwind its balance sheet through the sale of U.S. government securities. In addition, many analysts expect the Fed to implement one or more additional rate increases over the remainder of 2017.

In the rising interest-rate environment, we have continued to maintain the fund’s weighted average maturity in a range that is modestly shorter than industry averages. This strategy is intended to capture higher yields as they become available. As always, we have retained our longstanding focus on quality and liquidity.

July 17, 2017

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Government Money Market Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Government Money Market Portfolio from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017

Expenses paid per $1,000†	$2.73
Ending value (after expenses)	$1,000.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017

Expenses paid per $1,000†	$2.76
Ending value (after expenses)	$1,022.07

† Expenses are equal to the fund’s annualized expense ratio of .55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

U.S. Government Agencies - 43.1%	Principal Amount ($)		Value ($)
Federal Home Loan Bank
0.65% - 0.82%, 7/3/17 - 8/28/17	32,000,000		31,997,758
Federal Home Loan Bank
1.04% - 1.17%, 7/17/17 - 8/22/17	30,000,000	[a]	30,000,440
Federal National Mortgage Association
1.23%, 9/21/17	5,000,000	[a,b]	5,000,000
Total U.S. Government Agencies (cost $66,998,198)			66,998,198
U.S. Treasury Notes - 12.8%

U.S. Treasury Notes
1.17%, 2/15/18
(cost $19,976,950)	20,000,000		19,976,950
Repurchase Agreements - 43.7%

ABN AMRO Bank
Tri-Party Agreement thru BNY Mellon, 1.07%, dated 6/30/17, due 7/3/17 in the amount of $33,002,943 (fully collateralized by $33,452,294 U.S. Treasuries, 0.63%-2%, due 9/30/17-2/28/22, value $33,660,001)	33,000,000		33,000,000
Bank of Nova Scotia
Tri-Party Agreement thru BNY Mellon, 1.10%, dated 6/30/17, due 7/3/17 in the amount of $20,001,833 (fully collateralized by $19,961,744 U.S. Treasuries (including strips), 0%-4.75%, due 9/30/17-8/15/45, value $20,400,000)	20,000,000		20,000,000
Credit Agricole CIB
Tri-Party Agreement thru BNY Mellon, 1.08%, dated 6/30/17, due 7/3/17 in the amount of $15,001,350 (fully collateralized by $16,024,076 U.S. Treasuries (including strips), 0%-3.38%, due 6/15/18-5/15/46, value $15,300,001)	15,000,000		15,000,000
Total Repurchase Agreements (cost $68,000,000)			68,000,000
Total Investments (cost $154,975,148)	99.6%		154,975,148
Cash and Receivables (Net)	.4%		611,823
Net Assets	100.0%		155,586,971

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

6

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	43.7
Federal Home Loan Bank	39.9
U.S. Treasury Notes	12.8
Federal National Mortgage Association	3.2
99.6

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $68,000,000)—Note 1(b)	154,975,148	154,975,148
	Cash	609,602
	Interest receivable	118,404
	Prepaid expenses	1,562
		155,704,716
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 2(b)	77,054
	Payable for shares of Beneficial Interest redeemed	7,039
	Accrued expenses	33,652
		117,745
	Net Assets ($)	155,586,971
	Composition of Net Assets ($):
	Paid-in capital	155,586,156
	Accumulated net realized gain (loss) on investments	815
	Net Assets ($)	155,586,971
	Shares Outstanding
	(unlimited number of $.001 par value shares of Beneficial Interest authorized)	155,554,882
	Net Asset Value Per Share ($)	1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Interest Income	511,989
Expenses:
Investment advisory fee—Note 2(a)	356,297
Professional fees	35,914
Prospectus and shareholders’ reports	6,113
Trustees’ fees and expenses—Note 2(c)	5,344
Custodian fees—Note 2(b)	889
Shareholder servicing costs—Note 2(b)	252
Miscellaneous	9,318
Total Expenses	414,127
Less—reduction in expenses due to undertaking—Note 2(a)	(18,661)
Less—reduction in fees due to earnings credits—Note 2(b)	(879)
Net Expenses	394,587
Investment Income—Net, representing net increase in net assets resulting from operations	117,402

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	117,402	15,606
Net realized gain (loss) on investments	-	815
Net Increase (Decrease) in Net Assets Resulting from Operations	117,402	16,421
Distributions to Shareholders from ($):
Investment income—net	(117,402)	(19,832)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	178,613,977	327,176,459
Distributions reinvested	117,402	19,832
Cost of shares redeemed	(171,803,088)	(331,110,588)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	6,928,291	(3,914,297)
Total Increase (Decrease) in Net Assets	6,928,291	(3,917,708)
Net Assets ($):
Beginning of Period	148,658,680	152,576,388
End of Period	155,586,971	148,658,680

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2017		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.000[a]	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.001)	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.08[b]	.02	.00[c]	.00[c]	.00[c]	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[d]	.62	.62	.59	.60	.59
Ratio of net expenses to average net assets	.55[d]	.39	.23	.14	.14	.21
Ratio of net investment income to average net assets	.16[d]	.01	.00[c]	.00[c]	.00[c]	.00[c]
Net Assets, end of period ($ x 1,000)	155,587	148,659	152,576	125,621	127,944	148,305

a Amount represents less than $.001 per share.

b Not annualized.

c Amount represents less than .01%.

d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservaton of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

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(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	—
Level 2 - Other Significant Observable Inputs	154,975,148
Level 3 - Significant Unobservable Inputs	–
Total	154,975,148

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

14

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2―Investment Adivsory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken to waive receipt of the investment advisory fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $18,661 during the period ended June 30, 2017.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $225 for transfer agency services and $13 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $13.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $889 pursuant to the custody agreement. These fees were partially offset by earnings credits of $866.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $70,084, custodian fees $4,020, Chief Compliance Officer fees $2,802 and transfer agency fees $148.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

16

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be

17

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or one or two basis points below the Performance Group and Performance Universe medians for all periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were the above the Expense Group and Expense Universe medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the fee waiver and expense reimbursement arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially

18

on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

19

NOTES

20

NOTES

21

For More Information

Dreyfus Variable Investment Fund, Government Money Market Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0117SA0617

Dreyfus Variable Investment Fund, Growth and Income Portfolio

SEMIANNUAL REPORT June 30, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Growth and Income Portfolio	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial Shares achieved a total return of 7.65%, and its Service Shares achieved a total return of 7.50%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 9.33% for the same period.2

U.S. equities gained ground amid rising corporate earnings and improved global economic conditions. The fund lagged its benchmark, largely due to security selection shortfalls in the consumer staples, financials, and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis, and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The fund may use listed equity options to seek to enhance and/or mitigate risk. However, the fund may at times significantly overweight or underweight certain sectors in attempting to achieve higher returns.

Earnings and Economic Growth Supported Ongoing Rally

Stocks opened the year by building on gains achieved in the final weeks of 2016, driven higher by better-than-expected corporate earnings and encouraging economic data—including a strong U.S. labor market and better economic data in Europe and the emerging markets. Consequently, several broad market indices reached a series of new highs in January and February.

However, U.S. economic growth soon appeared to slow. U.S. GDP estimates fell short of expectations, and wage growth remained sluggish. In addition, the presidential administration encountered difficulties enacting promised changes to the health care system, casting doubt on its ability to implement other policy initiatives. Stocks slumped in response to these developments in March and early April. However, consumer spending remained resilient, and global economic growth showed further signs of recovery, bolstering investor confidence and driving stocks higher for the remainder of the reporting period.

Stock Selections and Allocations Detracted From Gains

Individual holdings in a few sectors caused the fund’s returns to lag the Index. In the consumer staples sector, relative performance suffered from a lack of exposure to tobacco stocks that we considered overvalued, but which performed well compared to other consumer staples issues. In addition, the fund’s holdings among food product companies, such as Kellogg, Conagra Brands and Kraft Heinz, came under pressure from lower-than-expected sales as consumer demand for packaged foods has

3

DISCUSSION OF FUND PERFORMANCE (continued)

weakened. In the financials sector, consumer finance company Synchrony Financial was hurt by negative credit trends, while investment banking firm Goldman Sachs Group and diversified company Voya Financial reported disappointing earnings. In the materials sector, slumping gold prices took a toll on mining holdings, such as Newmont Mining, and fertilizer manufacturer CF Industries Holdings reported sluggish sales and revenues.

On a more positive note, the fund produced relatively strong returns in the telecommunication services sector, where it held AT&T. In the consumer discretionary sector, we generally avoided weaker industries, such as auto parts makers and major department stores, focusing instead on certain well-positioned specialty retailers, such as Ulta Beauty, and Internet and direct marketing retailers, such as Priceline Group and Amazon.com. In the information technology sector, the fund offset the impact of underweighted exposure to this high-flying market segment with good individual stock selections, ranging from semiconductor makers Broadcom and Microchip Technology to software developers Oracle, ServiceNow, Square, and salesforce.com. Notably strong holdings in other areas included health care benefits provider Aetna, biotechnology developer Regeneron Pharmaceuticals, and container manufacturer Packaging Corporation of America.

Positioned for Further Growth

Despite the U.S. economy’s relatively sluggish growth in early 2017, we see strong prospects for accelerating growth in the second half of the year, bolstered by improving global economic conditions. Therefore, as of the end of the reporting period, we have emphasized the fund’s investments in what we believe are well-positioned areas of cyclical growth, such as the financials, materials, consumer discretionary, information technology, health care and, to a smaller degree, telecommunication services sectors. We have allocated relatively few assets to traditionally defensive areas, such as the consumer staples, utilities, real estate, industrials, and energy sectors.

July 17, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.63	$5.92
Ending value (after expenses)	$1,076.50	$1,075.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.51	$5.76
Ending value (after expenses)	$1,020.33	$1,019.09

† Expenses are equal to the fund’s annualized expense ratio of .90% for Initial shares and 1.15% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Common Stocks - 98.2%	Shares		Value ($)
Automobiles & Components - 1.0%
Delphi Automotive	3,898		341,660
Goodyear Tire & Rubber	14,063		491,642
			833,302
Banks - 8.6%
Bank of America	44,129		1,070,569
BB&T	9,347		424,447
Citigroup	20,088		1,343,485
JPMorgan Chase & Co.	25,592		2,339,109
PNC Financial Services Group	5,951		743,101
SunTrust Banks	10,911		618,872
U.S. Bancorp	11,142		578,493
			7,118,076
Capital Goods - 7.6%
Eaton	6,255		486,827
Fortive	7,978		505,406
Honeywell International	11,681		1,556,960
L3 Technologies	2,689		449,278
Quanta Services	8,351	[a]	274,915
Raytheon	7,890		1,274,077
United Technologies	13,914		1,699,038
			6,246,501
Consumer Durables & Apparel - .7%
Newell Brands	10,648		570,946
Consumer Services - 1.5%
Las Vegas Sands	10,628		679,023
Starbucks	10,070		587,182
			1,266,205
Diversified Financials - 6.1%
American Express	5,180		436,363
Ameriprise Financial	6,915		880,210
Berkshire Hathaway, Cl. B	8,536	[a]	1,445,742
CME Group	4,257		533,147
Goldman Sachs Group	2,341		519,468
Synchrony Financial	24,977		744,814
Voya Financial	12,792		471,897
			5,031,641

6

Common Stocks - 98.2% (continued)	Shares		Value ($)
Energy - 5.2%
EOG Resources	9,973		902,756
Hess	10,347		453,923
Occidental Petroleum	22,006		1,317,499
Phillips 66	10,036		829,877
Pioneer Natural Resources	1,108		176,815
Schlumberger	9,174		604,016
			4,284,886
Exchange-Traded Funds - .3%
iShares Russell 1000 Value ETF	1,791		208,526
Food & Staples Retailing - 1.0%
Costco Wholesale	4,011		641,479
Walgreens Boots Alliance	2,664		208,618
			850,097
Food, Beverage & Tobacco - 4.9%
Coca-Cola	12,851		576,367
Coca-Cola European Partners	8,451		343,702
Conagra Brands	16,867		603,164
Kellogg	16,820		1,168,317
Kraft Heinz	10,617		909,240
Molson Coors Brewing, Cl. B	4,676		403,726
			4,004,516
Health Care Equipment & Services - 7.1%
Abbott Laboratories	8,649		420,428
Aetna	9,034		1,371,632
AmerisourceBergen	4,630		437,674
Boston Scientific	17,008	[a]	471,462
Danaher	4,959		418,490
Dentsply Sirona	5,830		378,017
Hologic	9,414	[a]	427,207
UnitedHealth Group	10,451		1,937,824
			5,862,734
Insurance - 2.7%
Allstate	4,838		427,873
American International Group	6,734		421,010
Chubb	2,831		411,571
Hartford Financial Services Group	6,255		328,825
Prudential Financial	5,819		629,267
			2,218,546

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Materials - 5.5%
CF Industries Holdings	12,209	[b]	341,364
Dow Chemical	21,296		1,343,139
Martin Marietta Materials	2,164		481,663
Newmont Mining	11,833		383,271
Nucor	7,566		437,844
Packaging Corporation of America	5,989		667,115
Vulcan Materials	6,745		854,457
			4,508,853
Media - 3.5%
Charter Communications, Cl. A	1,548	[a]	521,444
Comcast, Cl. A	41,154		1,601,714
Omnicom Group	8,789		728,608
			2,851,766
Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
BioMarin Pharmaceutical	6,042	[a]	548,734
Bristol-Myers Squibb	4,032		224,663
Celgene	7,142	[a]	927,532
Clovis Oncology	2,582	[a]	241,753
Eli Lilly & Co.	10,741		883,984
Gilead Sciences	4,455		315,325
Johnson & Johnson	5,410		715,689
Merck & Co.	18,280		1,171,565
Neurocrine Biosciences	6,433	[a,b]	295,918
Regeneron Pharmaceuticals	673	[a]	330,537
TESARO	1,968	[a,b]	275,244
Zoetis	7,143		445,581
			6,376,525
Real Estate - 1.2%
Lamar Advertising, Cl. A	5,864	[b,c]	431,414
Uniti Group	21,571		542,295
			973,709
Retailing - 6.5%
Amazon.com	2,053	[a]	1,987,304
Dollar Tree	3,717	[a]	259,893
Home Depot	6,114		937,888
Nordstrom	13,749	[b]	657,615
Priceline Group	529	[a]	989,505
Ulta Beauty	1,797	[a]	516,350
			5,348,555

8

Common Stocks - 98.2% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 4.0%
Broadcom	4,011		934,764
Microchip Technology	4,105	[b]	316,824
NVIDIA	5,161		746,074
Texas Instruments	16,638		1,279,961
			3,277,623
Software & Services - 15.0%
Alphabet, Cl. A	1,261	[a]	1,172,327
Alphabet, Cl. C	1,724	[a]	1,566,650
Citrix Systems	6,478	[a]	515,519
Facebook, Cl. A	12,433	[a]	1,877,134
First Data, Cl. A	22,440	[a]	408,408
Fortinet	8,949	[a]	335,051
HubSpot	2,941	[a]	193,371
Intuit	2,326		308,916
Microsoft	32,000		2,205,760
Oracle	29,205		1,464,339
salesforce.com	7,436	[a]	643,958
ServiceNow	3,903	[a]	413,718
Splunk	4,993	[a,b]	284,052
Square, Cl. A	19,420	[a,b]	455,593
Teradata	9,624	[a,b]	283,812
Twilio, Cl. A	8,038	[b]	233,986
			12,362,594
Technology Hardware & Equipment - 3.7%
Apple	3,807		548,284
Cisco Systems	46,652		1,460,208
Corning	24,764		744,158
Harris	2,840		309,787
			3,062,437
Telecommunication Services - 2.4%
AT&T	31,564		1,190,910
T-Mobile US	6,472	[a]	392,333
Vodafone Group, ADR	13,793	[b]	396,273
			1,979,516
Transportation - 1.1%
Delta Air Lines	6,813		366,131
Union Pacific	5,036		548,471
			914,602

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Utilities - .9%
FirstEnergy	16,584		483,589
NRG Yield, Cl. C	16,421	[b]	289,010
			772,599
Total Common Stocks (cost $62,193,368)			80,924,755
Other Investment - 1.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,432,095)	1,432,095	[d]	1,432,095
Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $2,528,021)	2,528,021	[d]	2,528,021
Total Investments (cost $66,153,484)	103.0%		84,884,871
Liabilities, Less Cash and Receivables	(3.0%)		(2,441,438)
Net Assets	100.0%		82,443,433

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $3,808,297 and the value of the collateral held by the fund was $3,898,656, consisting of cash collateral of $2,528,021 and U.S. Government & Agency securities valued at $1,370,635.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	15.0
Banks	8.6
Pharmaceuticals, Biotechnology & Life Sciences	7.7
Capital Goods	7.6
Health Care Equipment & Services	7.1
Retailing	6.5
Diversified Financials	6.1
Materials	5.5
Energy	5.2
Food, Beverage & Tobacco	4.9
Money Market Investments	4.8
Semiconductors & Semiconductor Equipment	4.0
Technology Hardware & Equipment	3.7
Media	3.5
Insurance	2.7
Telecommunication Services	2.4
Real Estate	1.2
Transportation	1.1
Food & Staples Retailing	1.0
Automobiles & Components	1.0
Utilities	.9
Lodging	.8
Consumer Services	.7
Consumer Durables & Apparel	.7
Exchange-Traded Funds	.3
103.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,808,297)—Note 1(b):
Unaffiliated issuers	62,193,368	80,924,755
Affiliated issuers	3,960,116	3,960,116
Cash		11,644
Receivable for investment securities sold		669,546
Dividends and securities lending income receivable		111,369
Prepaid expenses		568
		85,677,998
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		58,388
Liability for securities on loan—Note 1(b)		2,528,021
Payable for investment securities purchased		611,113
Payable for shares of Beneficial Interest redeemed		6,163
Accrued expenses		30,880
		3,234,565
Net Assets ($)		82,443,433
Composition of Net Assets ($):
Paid-in capital		60,996,792
Accumulated undistributed investment income—net		70,539
Accumulated net realized gain (loss) on investments		2,644,715
Accumulated net unrealized appreciation (depreciation) on investments		18,731,387
Net Assets ($)		82,443,433

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	77,035,363	5,408,070
Shares Outstanding	2,609,369	182,940
Net Asset Value Per Share ($)	29.52	29.56

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	750,130
Affiliated issuers	2,460
Income from securities lending—Note 1(b)	4,068
Total Income	756,658
Expenses:
Investment advisory fee—Note 3(a)	305,117
Professional fees	26,378
Prospectus and shareholders’ reports	11,454
Custodian fees—Note 3(b)	8,615
Distribution fees—Note 3(b)	6,742
Trustees’ fees and expenses—Note 3(c)	3,621
Loan commitment fees—Note 2	631
Shareholder servicing costs—Note 3(b)	433
Miscellaneous	9,608
Total Expenses	372,599
Less—reduction in fees due to earnings credits—Note 3(b)	(30)
Net Expenses	372,569
Investment Income—Net	384,089
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,073,674
Net unrealized appreciation (depreciation) on investments	2,547,381
Net Realized and Unrealized Gain (Loss) on Investments	5,621,055
Net Increase in Net Assets Resulting from Operations	6,005,144

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	384,089	914,214
Net realized gain (loss) on investments	3,073,674	3,677,533
Net unrealized appreciation (depreciation) on investments	2,547,381	2,834,430
Net Increase (Decrease) in Net Assets Resulting from Operations	6,005,144	7,426,177
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(311,250)	(889,195)
Service Shares	(15,262)	(49,766)
Net realized gain on investments:
Initial Shares	(3,384,893)	(8,761,675)
Service Shares	(241,113)	(613,919)
Total Distributions	(3,952,518)	(10,314,555)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,769,473	2,121,289
Service Shares	226,300	194,912
Distributions reinvested:
Initial Shares	3,696,143	9,650,870
Service Shares	256,375	663,685
Cost of shares redeemed:
Initial Shares	(5,146,055)	(12,585,623)
Service Shares	(491,778)	(1,111,240)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	310,458	(1,066,107)
Total Increase (Decrease) in Net Assets	2,363,084	(3,954,485)
Net Assets ($):
Beginning of Period	80,080,349	84,034,834
End of Period	82,443,433	80,080,349
Undistributed investment income—net	70,539	12,962
Capital Share Transactions (Shares):
Initial Shares
Shares sold	59,441	77,659
Shares issued for distributions reinvested	127,630	368,489
Shares redeemed	(173,895)	(461,673)
Net Increase (Decrease) in Shares Outstanding	13,176	(15,525)
Service Shares
Shares sold	7,436	7,014
Shares issued for distributions reinvested	8,843	25,321
Shares redeemed	(16,483)	(40,424)
Net Increase (Decrease) in Shares Outstanding	(204)	(8,089)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2017		Year Ended December 31,
Initial Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	28.81	29.98	32.68	29.92	22.07	18.96
Investment Operations:
Investment income—net[a]	.14	.33	.26	.24	.23	.30
Net realized and unrealized gain (loss) on investments	2.03	2.27	.28	2.77	7.86	3.12
Total from Investment Operations	2.17	2.60	.54	3.01	8.09	3.42
Distributions:
Dividends from investment income—net	(.12)	(.34)	(.27)	(.25)	(.24)	(.31)
Dividends from net realized gain on investments	(1.34)	(3.43)	(2.97)	–	–	–
Total Distributions	(1.46)	(3.77)	(3.24)	(.25)	(.24)	(.31)
Net asset value, end of period	29.52	28.81	29.98	32.68	29.92	22.07
Total Return (%)	7.65[b]	10.04	1.59	10.07	36.78	18.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.90	.88	.87	.89	.91
Ratio of net expenses to average net assets	.90[c]	.90	.88	.87	.89	.91
Ratio of net investment income to average net assets	.96[c]	1.17	.84	.78	.91	1.42
Portfolio Turnover Rate	28.48[b]	64.41	62.03	51.99	50.46	48.39
Net Assets, end of period ($ x 1,000)	77,035	74,797	78,296	85,534	84,479	67,525

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2017		Year Ended December 31,
Service Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	28.85	30.01	32.71	29.94	22.09	18.98
Investment Operations:
Investment income—net[a]	.10	.25	.18	.16	.17	.25
Net realized and unrealized gain (loss) on investments	2.03	2.29	.27	2.78	7.85	3.12
Total from Investment Operations	2.13	2.54	.45	2.94	8.02	3.37
Distributions:
Dividends from investment income—net	(.08)	(.27)	(.18)	(.17)	(.17)	(.26)
Dividends from net realized gain on investments	(1.34)	(3.43)	(2.97)	–	–	–
Total Distributions	(1.42)	(3.70)	(3.15)	(.17)	(.17)	(.26)
Net asset value, end of period	29.56	28.85	30.01	32.71	29.94	22.09
Total Return (%)	7.50[b]	9.78	1.32	9.83	36.43	17.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[c]	1.15	1.13	1.12	1.14	1.16
Ratio of net expenses to average net assets	1.15[c]	1.15	1.13	1.12	1.14	1.16
Ratio of net investment income to average net assets	.71[c]	.92	.59	.52	.65	1.17
Portfolio Turnover Rate	28.48[b]	64.41	62.03	51.99	50.46	48.39
Net Assets, end of period ($ x 1,000)	5,408	5,283	5,739	7,162	8,051	7,358

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

18

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	79,385,192	–	–	79,385,192

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Equity Securities—Foreign Common Stocks†	1,331,037	–	–	1,331,037
Exchange-Traded Funds	208,526	–	–	208,526
Registered Investment Companies	3,960,116	–	–	3,960,116

†  See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon earned $859 from lending portfolio securities, pursuant to the securities lending agreement.

20

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	465,283	8,936,095	7,969,283	1,432,095	1.7
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	948,439	11,273,417	9,693,835	2,528,021	3.1
Total	1,413,722	20,209,512	17,663,118	3,960,116	4.8

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $980,382 and long-term capital gains $9,334,173. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2017, Service shares were charged $6,742 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

22

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $226 for transfer agency services and $28 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $28.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $8,615 pursuant to the custody agreement. These fees were partially offset by earnings credits of $2.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $50,874, Distribution Plan fees $1,120, custodian fees $3,300, Chief Compliance Officer fees $2,802 and transfer agency fees $292.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2017, amounted to $23,193,101 and $27,246,030, respectively.

At June 30, 2017, accumulated net unrealized appreciation on investments was $18,731,387, consisting of $19,765,548 gross unrealized appreciation and $1,034,161 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

24

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods except for the three-year period when it was below the medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and that the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus Variable Investment Fund, Growth and Income Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0108SA0617

Dreyfus Variable Investment Fund, International Equity Portfolio

SEMIANNUAL REPORT June 30, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Equity Portfolio	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by the fund’s primary portfolio managers, Paul Markham, Jeff Munroe, and Yuko Takano of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Variable Investment Fund, International Equity Portfolio’s Initial shares produced a total return of 14.42%, and its Service shares produced a total return of 14.31%.1 This compares with a 13.81% return for the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

International equity markets advanced over the first half of 2017 amid various global political developments. Strong stock selections in the telecommunication services, financials, and consumer discretionary sectors enabled the fund to outperform the Index during the reporting period.

The Fund’s Investment Approach

The fund seeks capital growth by investing at least 80% of its net assets in stocks of foreign companies.

The process of seeking investment ideas takes place within the framework of Newton’s global investment themes. These themes are based on observable economic, industrial, or social trends that we believe will affect markets, industries, or companies globally, and so help to identify areas of investment opportunity and risk. As of the end of the reporting period, such themes included debt burden, which asserts that certain economies and institutions need to reduce their budget deficits and debt obligations, which jeopardizes their economic prospects (and provided the rationale for the portfolio’s underweighted exposure during the reporting period to the financials sector). Elsewhere, our net effects theme identifies the investment opportunities and challenges inherent in an interconnected world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation, and interest rates; investment themes; the relative values of equities, bonds, and cash; company fundamentals; and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock reaches what we determine to be a full valuation.

Economic and Political Developments Drove Markets

Equity markets in early 2017 built on the gains achieved over the final months of 2016, when an incoming U.S. presidential administration’s more business-friendly regulatory, tax, and fiscal policies seemed likely to reflate the economy. However, the new administration’s ability to enact its proposals into law was questioned amid political setbacks in the spring, and real U.S. economic data painted a rather less robust picture.

In Europe, elections in France and the United Kingdom gave rise to contrasting results. The loss of a populist candidate in French elections provided greater certainty regarding the country’s membership in the European Union, but U.K. elections weakened the British government’s perceived strength and stability.

Austria, Spain, Finland, and Denmark were the best-performing countries for the Index over the reporting period, while Norway, Ireland, and Australia advanced less strongly. On a sector basis, the information technology and consumer staples sectors were the strongest performers, and the energy sector was the weakest.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Favorable Stock Selections Enhanced Relative Results

The fund’s performance compared to the Index was bolstered over the first half of the year by strong stock selections in the telecommunication services, financials, and consumer discretionary sectors. Most notably, life insurance provider AIA Group benefited from exceptionally strong first-quarter sales results. HDFC Bank has differentiated itself from its competitors through a commitment to technology and digital innovation. Sofa maker Man Wah Holdings rebounded strongly amid optimism about the U.S. market and better-than-expected earnings. TechnoPro Holdings, the staffing agency specializing in IT engineers, delivered strong operational performance. Household goods provider Unilever advanced after an unsuccessful takeover attempt and a strong earnings report.

On the other hand, stock selections in the utilities, health care, and materials sectors proved relatively disappointing. Building materials distributor Wolseley encountered slowing growth in the United States. Increased competitive and pricing pressures hindered the performance of Teva Pharmaceutical Industries. In other areas, Barclays was hurt by regulatory and legal issues as well as weak trading results.

At times during the reporting period, we employed forward contracts to hedge the fund’s currency exposures.

A Highly Selective Approach

Although recent data have shown signs of global economic improvement, the world’s collective debt burden has grown ever greater in response to previous weakness. Consequently, economic activity across major regions appears highly credit-dependent and intolerant to higher interest rates. Moreover, in our view, investors may be overlooking political risks and other factors that in another era would have caused greater commotion in financial markets. Therefore, we have remained highly selective, focusing on companies that tend to be less sensitive to economic and credit cycles. The fund ended the reporting period with overweighted positions in the consumer staples, information technology, and health care sectors, but we have identified fewer opportunities in the materials, financials, and utilities sectors.

July 17, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Equity Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$6.01	$7.33
Ending value (after expenses)	$1,144,20	$1,143.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.66	$6.90
Ending value (after expenses)	$1,019.19	$1,017.95

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Initial shares and 1.38% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
June 30, 2017 (Unaudited)

Common Stocks - 97.0%	Shares		Value ($)
Australia - .8%
Dexus	37,601		273,973
China - 3.2%
Baidu, ADR	3,204	[a]	573,067
China Biologic Products	4,816	[a]	544,690
			1,117,757
France - 6.4%
BNP Paribas	8,289		597,008
L'Oreal	2,096		436,657
Total	12,575		621,684
Vivendi	25,471		566,998
			2,222,347
Georgia - 1.1%
TBC Bank Group	18,495		381,569
Germany - 10.5%
Bayer	3,519		454,977
Hella KGaA Hueck & Co.	10,423		513,031
Infineon Technologies	45,614		963,034
LEG Immobilien	4,222		396,913
MTU Aero Engines	1,963		276,893
SAP	5,615		586,486
Telefonica Deutschland Holding	92,076		459,886
			3,651,220
Hong Kong - 3.8%
AIA Group	110,000		803,784
Man Wah Holdings	584,800		525,069
			1,328,853
India - 1.6%
HDFC Bank, ADR	6,211		540,171
Ireland - 3.8%
Allied Irish Banks	100,077		565,229
CRH	21,302		758,546
			1,323,775
Israel - 1.3%
Teva Pharmaceutical Industries, ADR	13,899		461,725
Japan - 26.9%
Bridgestone	6,200		266,797
Don Quijote Holdings	23,100		874,914

6

Common Stocks - 97.0% (continued)	Shares		Value ($)
Japan - 26.9% (continued)
FANUC	2,100		404,316
Invincible Investment	755		324,219
Japan Airlines	16,936		523,100
Japan Tobacco	26,900		943,981
LIXIL VIVA	15,000		270,327
M3	12,800		352,220
Recruit Holdings	33,405		573,506
Renesas Electronics	6,500	[a]	56,577
Seven & i Holdings	8,200		337,405
Skylark	22,400		321,437
SoftBank Group	6,600		533,809
Sony	20,100		765,935
Sugi Holdings	13,300		711,856
Suntory Beverage & Food	14,100		654,385
TechnoPro Holdings	22,100		888,126
Topcon	29,800		512,409
			9,315,319
Mexico - 1.8%
Fomento Economico Mexicano, ADR	4,433		435,941
Grupo Financiero Santander Mexico, Cl. B, ADR	17,833		171,910
			607,851
Netherlands - 8.1%
Intertrust	12,972	[b]	263,058
Koninklijke Ahold Delhaize	18,924		361,820
RELX	23,831		489,935
Unilever	10,002		551,998
Wolters Kluwer	26,622		1,127,012
			2,793,823
Norway - 1.1%
DNB	23,035		391,792
Portugal - 1.0%
Galp Energia	23,354		353,562
Switzerland - 6.3%
Credit Suisse Group	41,406	[a]	598,485
Novartis	9,767		812,813
Roche Holding	3,035		772,914
			2,184,212
United Kingdom - 19.3%
Associated British Foods	17,457		667,558

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.0% (continued)	Shares		Value ($)
United Kingdom - 19.3% (continued)
Barclays	214,920		567,546
British American Tobacco	8,971		611,558
Centrica	96,869		252,588
Diageo	15,143		447,418
GlaxoSmithKline	22,270		474,388
Prudential	18,471		423,656
Royal Bank of Scotland Group	360,188	[a]	1,159,687
Royal Dutch Shell, Cl. B	25,608		687,912
Vodafone Group	266,727		756,464
Wolseley	10,540		646,995
			6,695,770
Total Common Stocks (cost $30,327,284)			33,643,719
Preferred Stocks - 1.3%
Germany - 1.3%
Volkswagen (cost $451,269)	3,062		466,361
Other Investment - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $432,830)	432,830	[c]	432,830
Total Investments (cost $31,211,383)	99.6%		34,542,910
Cash and Receivables (Net)	.4%		142,940
Net Assets	100.0%		34,685,850

ADR—American Depository Receipt

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, this security was valued at $263,058 or .76% of net assets.

cInvestment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	21.0
Financial	18.6
Consumer Services	17.1
Health Care	10.3
Technology	8.8
Industrial	7.7
Telecommunications	5.1
Oil & Gas	4.8
Real Estate	2.9
Basic Materials	1.3
Money Market Investment	1.3
Utilities	.7
99.6

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized (Depreciation)($)
Sales:
Citigroup
British Pound,
Expiring
9/15/2017	1,068,000	1,392,655EUR†	1,394,382	(1,727)
State Street Bank and Trust Company
British Pound,
Expiring
7/3/2017	8,137	10,556	10,598	(42)
Gross Unrealized Depreciation				(1,769)

EUR—Euro

† Proceeds denominated in British Pounds of 1,214,301 with USD equivalent $1,392,655.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	30,778,553	34,110,080
Affiliated issuers	432,830	432,830
Cash		945
Cash denominated in foreign currency	61,247	62,234
Dividends receivable		168,508
Receivable for investment securities sold		63,781
Prepaid expenses		2,000
		34,840,378
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		32,158
Payable for investment securities purchased		41,681
Payable for shares of Beneficial Interest redeemed		36,724
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		1,769
Accrued expenses		42,196
		154,528
Net Assets ($)		34,685,850
Composition of Net Assets ($):
Paid-in capital		39,474,626
Accumulated undistributed investment income—net		251,212
Accumulated net realized gain (loss) on investments		(8,369,194)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		3,329,206
Net Assets ($)		34,685,850

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	27,081,563	7,604,287
Shares Outstanding	1,420,243	398,741
Net Asset Value Per Share ($)	19.07	19.07

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $45,456 foreign taxes withheld at source):
Unaffiliated issuers	474,504
Affiliated issuers	1,878
Total Income	476,382
Expenses:
Investment advisory fee—Note 3(a)	125,067
Professional fees	35,911
Prospectus and shareholders’ reports	9,905
Distribution fees—Note 3(b)	9,433
Custodian fees—Note 3(b)	3,512
Trustees’ fees and expenses—Note 3(c)	1,388
Loan commitment fees—Note 2	303
Shareholder servicing costs—Note 3(b)	174
Miscellaneous	12,331
Total Expenses	198,024
Less—reduction in fees due to earnings credits—Note 3(b)	(13)
Net Expenses	198,011
Investment Income—Net	278,371
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,034,689
Net realized gain (loss) on forward foreign currency exchange contracts	(16,022)
Net Realized Gain (Loss)	1,018,667
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	3,176,335
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	9,528
Net Unrealized Appreciation (Depreciation)	3,185,863
Net Realized and Unrealized Gain (Loss) on Investments	4,204,530
Net Increase from Payment by Affiliate	4,470
Net Increase in Net Assets Resulting from Operations	4,487,371

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	278,371	418,725
Net realized gain (loss) on investments	1,018,667	(58,494)
Net unrealized appreciation (depreciation) on investments	3,185,863	(2,486,353)
Net increase from payment by affiliate	4,470	31,398
Net Increase (Decrease) in Net Assets Resulting from Operations	4,487,371	(2,094,724)
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(280,462)	(242,714)
Service Shares	(61,227)	(54,086)
Total Distributions	(341,689)	(296,800)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	948,948	1,881,286
Service Shares	325,027	505,501
Distributions reinvested:
Initial Shares	280,462	242,714
Service Shares	61,227	54,086
Cost of shares redeemed:
Initial Shares	(1,915,870)	(4,065,315)
Service Shares	(1,187,564)	(1,917,468)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,487,770)	(3,299,196)
Total Increase (Decrease) in Net Assets	2,657,912	(5,690,720)
Net Assets ($):
Beginning of Period	32,027,938	37,718,658
End of Period	34,685,850	32,027,938
Undistributed investment income—net	251,212	314,530
Capital Share Transactions (Shares):
Initial Shares
Shares sold	52,158	110,020
Shares issued for distributions reinvested	15,783	14,062
Shares redeemed	(106,413)	(238,821)
Net Increase (Decrease) in Shares Outstanding	(38,472)	(114,739)
Service Shares
Shares sold	18,172	29,706
Shares issued for distributions reinvested	3,442	3,132
Shares redeemed	(65,973)	(112,165)
Net Increase (Decrease) in Shares Outstanding	(44,359)	(79,327)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2017	Year Ended December 31,
Initial Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.85	18.00	18.35	19.28	16.86	13.75
Investment Operations:
Investment income—net[a]	.16	.22	.21	.46	.27	.28
Net realized and unrealized gain (loss) on investments	2.26	(1.23)	.07	(.96)	2.66	2.90
Total from Investment Operations	2.42	(1.01)	.28	(.50)	2.93	3.18
Distributions:
Dividends from investment income—net	(.20)	(.16)	(.63)	(.43)	(.51)	(.07)
Payment by affiliate	.00[b,c]	.02[c]	-	-	-	-
Net asset value, end of period	19.07	16.85	18.00	18.35	19.28	16.86
Total Return (%)	14.42[c,d]	(5.54)[c]	1.38	(2.65)	17.74	23.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[e]	1.17	1.14	1.08	1.11	1.06
Ratio of net expenses to average net assets	1.13[e]	1.17	1.14	1.08	1.11	1.06
Ratio of net investment income to average net assets	1.73[e]	1.28	1.13	2.44	1.49	1.88
Portfolio Turnover Rate	14.95[d]	36.91	32.28	44.96	48.07	45.03
Net Assets, end of period ($ x 1,000)	27,082	24,574	28,330	29,731	32,192	28,058

a Based on average shares outstanding.
b Amount represents less than $.01.
c In 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2017 this payment had no impact on total return. In 2016 the total return would have been (5.65%) had payment not been made by The Bank of New York Mellon Corporation.
d Not annualized.
e Annualized.

See notes to financial statements.

14

	Six Months Ended
	June 30, 2017	Year Ended December 31,
Service Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.82	17.97	18.31	19.24	16.83	13.72
Investment Operations:
Investment income—net[a]	.13	.18	.17	.42	.23	.23
Net realized and unrealized gain (loss) on investments	2.27	(1.24)	.07	(.97)	2.65	2.90
Total from Investment Operations	2.40	(1.06)	.24	(.55)	2.88	3.13
Distributions:
Dividends from investment income—net	(.15)	(.11)	(.58)	(.38)	(.47)	(.02)
Payment by affiliate	.00[b,c]	.02[c]	-	-	-	-
Net asset value, end of period	19.07	16.82	17.97	18.31	19.24	16.83
Total Return (%)	14.31[c,d]	(5.83)[c]	1.17	(2.90)	17.43	22.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38[e]	1.42	1.39	1.33	1.36	1.31
Ratio of net expenses to average net assets	1.38[e]	1.42	1.39	1.33	1.36	1.31
Ratio of net investment income to average net assets	1.46[e]	1.05	.90	2.22	1.24	1.53
Portfolio Turnover Rate	14.95[d]	36.91	32.28	44.96	48.07	45.03
Net Assets, end of period ($ x 1,000)	7,604	7,454	9,389	10,022	11,578	9,749

a Based on average shares outstanding.
b Amount represents less than $.01.
c In 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2017 this payment had no impact on total return. In 2016 the total return would have been (5.94%) had payment not been made by The Bank of New York Mellon Corporation.
d Not annualized.
e Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

International Equity Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

16

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

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	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	33,643,719	-	-	33,643,719
Equity Securities - Foreign Preferred Stocks†	466,361	-	-	466,361
Registered Investment Company	432,830	-	-	432,830
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,769)	-	(1,769)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	123,284	5,388,048	5,078,502	432,830	1.3

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

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Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $9,371,006 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $296,800. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus,

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and is based upon the value of the fund’s average daily net assets, computed at the following rates:

Average Net Assets

0 up to $100 million ....................................... .35%

$100 million up to $1 billion .......................... .30%

$1 billion up to $1.5 billion ............................ .26%

In excess of $1.5 billion .................................. .20%

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2017, Service shares were charged $9,433 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $149 for transfer agency services and $13 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $13.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $3,512 pursuant to the custody agreement.

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During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $21,749, Distribution Plan fees $1,601, custodian fees $5,868, Chief Compliance Officer fees $2,802 and transfer agency fees $138.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) During the period ended June 30, 2017, the fund received proceeds of $4,470 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2017, amounted to $4,920,310 and $6,819,597, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(1,769)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(1,769)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(1,769)

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The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(1,727)		-	-	(1,727)
State Street Bank and Trust Company	(42)		-	-	(42)
Total	(1,769)		-	-	(1,769)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2017:

Average Market Value ($)
Forward contracts	599,237

At June 30, 2017, accumulated net unrealized appreciation on investments was $3,331,527, consisting of $5,591,564 gross unrealized appreciation and $2,260,037 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

26

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the five- and ten-year periods when it was above the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s returns were higher than those of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group median and above the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in

28

comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

Dreyfus Variable Investment Fund, International Equity Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V 4LA
UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0109SA0617

Dreyfus Variable Investment Fund, International Value Portfolio

SEMIANNUAL REPORT June 30, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Value Portfolio	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Variable Investment Fund, International Value Portfolio’s Initial Shares produced a total return of 15.22%, and its Service Shares produced a total return of 14.99%.1 This compares with a 13.81% return produced by the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

Improving global economic trends, strong corporate earnings, and reassuring political developments supported rising international equity markets over the first half of 2017. The fund outperformed its benchmark, largely due to good individual stock selections in Japan, Germany, and Spain.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests substantially all of its assets in the stocks of foreign companies, including those located in emerging market countries. The fund’s investment approach is value-oriented and research-driven. In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research.

Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors; value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity: and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near-term to midterm.

Economic and Political Developments Supported Gains

Over the first half of 2017, developed European and Asian equity markets continued on the upward trajectory established during the final months of 2016. Eurozone stocks delivered particularly strong returns, bolstered by positive economic data, better-than-expected corporate earnings, and encouraging statements from the European Central Bank, which upgraded growth forecasts while pledging to keep stimulus programs in place for the time being. At the same time, Dutch and French election results reaffirmed regional unity by rejecting populist candidates opposed to continued membership in the European Union (EU). The United Kingdom participated in the market’s rise, but lagged its EU neighbors as the country began the process of exiting the EU, slumping in June when elections resulted in a hung parliament that heightened uncertainties regarding the country’s future.

Japanese equities rose at a more modest rate than in the Eurozone. The Bank of Japan issued a positive revision to its economic forecast based on solid corporate results. Most other developed Asian countries delivered even stronger performance, supported by positive economic developments in China and other local markets.

Favorable Stock Selections Enhanced Relative Results

Strong individual stock selections in several countries enabled the fund to outperform the Index during the reporting period. Japanese holdings climbed, led by electronics manufacturers Sony and Panasonic, both of which made progress in corporate restructurings designed to increase profitability. Meanwhile, game maker Nintendo benefited from a successful new hardware release and anticipation of expected gaming releases, while automotive manufacturer Suzuki Motor reported positive global business trends. Among German holdings, electric utility E.ON benefited from a favorable court settlement, while

3

DISCUSSION OF FUND PERFORMANCE (continued)

financial services provider Allianz reported strong financial results. In Spain, banking group Banco Santander beat analysts’ earnings estimates, and construction services provider ACS Actividades de Construcción y Servicios bolstered its balance sheet and effectively refocused on its core business. Another notably strong holding, Swedish home appliance manufacturer Electrolux, offset rising materials prices with an effective cost-cutting program.

On the other hand, a few of the fund’s investments detracted from relative results. Most notably, in the United Kingdom, global advertising agency WPP lowered its financial guidance, citing aggressive pricing tactics by competitors, and biotechnology developer Shire faced competitive pressures affecting a key product. In Israel, Teva Pharmaceutical Industries was hurt by pricing pressures and the prospect of a major drug coming off patent. In France, car maker Renault faced a European emissions investigation and a slump in U.S. auto sales, while grocery chain operator Carrefour lagged the broader market due to price competition. The fund’s relative performance also suffered from the fund’s lack of exposure to soaring French luxury goods makers.

An Attractive Economic Backdrop

We believe that broadly positive global economic trends and relatively attractive equity valuations continue to provide a favorable backdrop for investments in international developed markets. As of the end of the reporting period, we have maintained a constructive investment posture, emphasizing individual stocks that we believe are positioned to benefit from positive ongoing trends. Our security selection process has identified an ample number of stocks meeting our investment criteria in the financials and telecommunications sectors, but we have found fewer opportunities in the real estate and consumer staples sectors.

July 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Value Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.59	$5.92
Ending value (after expenses)	$1,152.20	$1,149.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.31	$5.56
Ending value (after expenses)	$1,020.53	$1,019.29

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial shares and 1.11% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Common Stocks - 99.0%	Shares	Value ($)
Australia - 5.0%
Australia & New Zealand Banking Group	26,360	581,874
BHP Billiton	23,534	421,093
Macquarie Group	10,665	725,443
Woodside Petroleum	24,153	554,505
Woolworths	19,184	376,582
		2,659,497
Belgium - .5%
bpost	10,140	244,773
Brazil - 1.0%
APERAM	10,901	506,740
Denmark - 1.2%
Chr Hansen Holding	9,103	662,065
Finland - .9%
UPM-Kymmene	16,752	477,568
France - 11.3%
Arkema	3,883	414,360
Atos	4,348	610,331
BNP Paribas	14,734	1,061,203
Carrefour	23,490	594,266
Cie de St-Gobain	7,991	426,958
Cie Generale des Etablissements Michelin	4,075	541,757
Orange	64,730	1,026,909
Renault	5,373	486,340
Thales	2,537	273,074
Vinci	6,531	557,441
		5,992,639
Germany - 8.0%
Allianz	4,419	870,132
Continental	2,016	435,072
Deutsche Post	7,284	273,044
E.ON	87,510	824,386
Evonik Industries	15,650	500,223
Fresenius & Co.	10,274	880,790
Infineon Technologies	21,841	461,122
		4,244,769
Hong Kong - 3.1%
AIA Group	138,600	1,012,767

6

Common Stocks - 99.0% (continued)	Shares		Value ($)
Hong Kong - 3.1% (continued)
Sun Hung Kai Properties	41,000		602,335
			1,615,102
Italy - 5.4%
Enel	128,372		688,236
Fiat Chrysler Automobiles	39,717	[a]	418,699
Leonardo	34,017		565,305
Moncler	13,648		319,556
Prysmian	10,309		303,192
Telecom Italia	588,464	[a]	543,069
			2,838,057
Japan - 25.1%
Aisin Seiki	15,900		812,847
Alps Electric	26,500		763,370
Astellas Pharma	32,900		402,054
Chubu Electric Power	33,900		449,840
Daiwa Securities Group	54,000		319,655
Japan Airlines	14,200		438,594
JTEKT	17,600		256,939
Kandenko	24,000		252,216
KDDI	21,500		568,682
MINEBEA MITSUMI	22,500		361,080
Mitsubishi Electric	32,800		471,113
Nintendo	2,500		837,520
Panasonic	58,900		798,076
Park24	8,400		213,295
Seiko Epson	41,000		910,949
Seven & i Holdings	20,400		839,397
Shionogi & Co.	8,600		478,572
Showa Shell Sekiyu	41,400		383,541
Sony	27,300		1,040,301
Sumitomo Mitsui Financial Group	33,900		1,319,832
Suzuki Motor	14,400		682,392
Tosoh	29,000		296,768
Zeon	36,000		383,125
			13,280,158
Netherlands - 4.6%
ABN AMRO Group	33,784	[b]	895,592
Heineken	7,171		697,247

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.0% (continued)	Shares		Value ($)
Netherlands - 4.6% (continued)
NN Group	23,463		833,964
			2,426,803
Norway - 1.0%
Telenor	30,698		509,259
Portugal - 1.2%
Galp Energia	41,319		625,538
Spain - 4.3%
ACS Actividades de Construccion y Servicios	14,009		541,214
Banco Santander	201,797		1,334,957
Gamesa Corp Tecnologica	17,771		379,456
			2,255,627
Sweden - .5%
Volvo, Cl. B	16,954		288,983
Switzerland - 9.8%
ABB	21,490		530,695
Adecco Group	7,264		552,243
Julius Baer Group	16,658	[a]	876,417
Lonza Group	3,112	[a]	672,768
Novartis	13,578		1,129,966
Roche Holding	5,200		1,324,267
Swiss Life Holding	354	[a]	119,464
			5,205,820
United Kingdom - 15.3%
Anglo American	23,664	[a]	315,610
Diageo	32,608		963,443
Imperial Brands	17,246		774,608
Prudential	41,749		957,566
Royal Dutch Shell, Cl. B	27,764		745,829
Shire	14,726		812,847
Smiths Group	15,051		313,064
Standard Chartered	82,628	[a]	836,418
Unilever	19,526		1,056,690
Wolseley	6,212		381,322
WPP	44,657		938,764
			8,096,161
United States - .8%
iShares MSCI EAFE ETF	6,566		428,103
Total Common Stocks (cost $48,354,301)			52,357,662

8

Rights - .0%	Number of Rights		Value ($)
Spain - .0%
ACS Actividades de Construccion y Servicios (cost $9,251)	14,009	[a]	11,200
Other Investment - .4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $191,225)	191,225	[c]	191,225
Total Investments (cost $48,554,777)	99.4%		52,560,087
Cash and Receivables (Net)	.6%		341,272
Net Assets	100.0%		52,901,359

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, this security was valued at $895,592 or 1.69% of net assets.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.2
Industrials	14.4
Consumer Discretionary	12.2
Health Care	10.8
Consumer Staples	10.0
Materials	7.5
Information Technology	6.8
Telecommunication Services	5.0
Energy	4.4
Utilities	3.7
Real Estate	1.2
Exchange-Traded Funds	.8
Money Market Investment	.4
99.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	48,363,552	52,368,862
Affiliated issuers	191,225	191,225
Cash		31,692
Cash denominated in foreign currency	267,940	269,972
Dividends receivable		158,645
Prepaid expenses		2,031
		53,022,427
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		37,589
Payable for shares of Beneficial Interest redeemed		46,957
Accrued expenses		36,522
		121,068
Net Assets ($)		52,901,359
Composition of Net Assets ($):
Paid-in capital		88,118,706
Accumulated undistributed investment income—net		630,948
Accumulated net realized gain (loss) on investments		(39,854,506)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		4,006,211
Net Assets ($)		52,901,359

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	21,023,270	31,878,089
Shares Outstanding	1,911,004	2,892,517
Net Asset Value Per Share ($)	11.00	11.02

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $102,425 foreign taxes withheld at source):
Unaffiliated issuers	876,155
Affiliated issuers	1,016
Total Income	877,171
Expenses:
Investment advisory fee—Note 3(a)	239,854
Custodian fees—Note 3(b)	48,656
Professional fees	39,006
Distribution fees—Note 3(b)	36,204
Prospectus and shareholders’ reports	11,597
Trustees’ fees and expenses—Note 3(c)	3,179
Shareholder servicing costs—Note 3(b)	903
Loan commitment fees—Note 2	583
Miscellaneous	13,917
Total Expenses	393,899
Less—reduction in expenses due to undertaking—Note 3(a)	(150,613)
Less—reduction in fees due to earnings credits—Note 3(b)	(30)
Net Expenses	243,256
Investment Income—Net	633,915
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,238,237
Net realized gain (loss) on forward foreign currency exchange contracts	8,046
Net Realized Gain (Loss)	1,246,283
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	4,835,970
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	159
Net Unrealized Appreciation (Depreciation)	4,836,129
Net Realized and Unrealized Gain (Loss) on Investments	6,082,412
Net Increase from Payment by Affiliate	1,201
Net Increase in Net Assets Resulting from Operations	6,717,528

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	633,915	607,447
Net realized gain (loss) on investments	1,246,283	(2,713,802)
Net unrealized appreciation (depreciation) on investments	4,836,129	1,387,600
Net increase from payment by affiliate	1,201	8,436
Net Increase (Decrease) in Net Assets Resulting from Operations	6,717,528	(710,319)
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(293,637)	(402,054)
Service Shares	(394,293)	(263,458)
Total Distributions	(687,930)	(665,512)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,024,536	2,924,740
Service Shares	4,206,120	15,004,825
Distributions reinvested:
Initial Shares	293,637	402,054
Service Shares	394,293	263,458
Cost of shares redeemed:
Initial Shares	(907,857)	(7,162,172)
Service Shares	(3,241,931)	(6,333,479)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,768,798	5,099,426
Total Increase (Decrease) in Net Assets	8,798,396	3,723,595
Net Assets ($):
Beginning of Period	44,102,963	40,379,368
End of Period	52,901,359	44,102,963
Undistributed investment income—net	630,948	684,963
Capital Share Transactions (Shares):
Initial Shares
Shares sold	192,199	307,789
Shares issued for distributions reinvested	28,620	42,863
Shares redeemed	(86,812)	(747,037)
Net Increase (Decrease) in Shares Outstanding	134,007	(396,385)
Service Shares
Shares sold	399,827	1,553,523
Shares issued for distributions reinvested	38,318	27,998
Shares redeemed	(310,324)	(665,882)
Net Increase (Decrease) in Shares Outstanding	127,821	915,639

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
Initial Shares	June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.70	10.04	10.55	11.82	9.82	8.96
Investment Operations:
Investment income—net[a]	.14	.18	.18	.19	.18	.20
Net realized and unrealized gain (loss) on investments	1.32	(.33)	(.45)	(1.27)	2.04	.93
Total from Investment Operations	1.46	(.15)	(.27)	(1.08)	2.22	1.13
Distributions:
Dividends from investment income—net	(.16)	(.19)	(.24)	(.19)	(.22)	(.27)
Payment by affiliate	.00[b,c]	.00[b,c]	-	-	-	-
Net asset value, end of period	11.00	9.70	10.04	10.55	11.82	9.82
Total Return (%)	15.22[c,d]	(1.45)[c]	(2.72)	(9.32)	22.99	12.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49[e]	1.38	1.38	1.29	1.25	1.28
Ratio of net expenses to average net assets	.86[e]	.85	.83	.99	.95	1.19
Ratio of net investment income to average net assets	2.80[e]	1.87	1.66	1.68	1.71	2.19
Portfolio Turnover Rate	37.75[d]	108.21	147.24	45.43	57.30	45.97
Net Assets, end of period ($ x 1,000)	21,023	17,241	21,814	33,147	42,421	35,568

a Based on average shares outstanding.

b Amount represents less than $.01.

c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.

d Not annualized.

e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Service Shares	June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.72	10.04	10.55	11.82	9.82	8.95
Investment Operations:
Investment income—net[a]	.13	.13	.17	.16	.16	.16
Net realized and unrealized gain (loss) on investments	1.32	(.29)	(.47)	(1.28)	2.03	.95
Total from Investment Operations	1.45	(.16)	(.30)	(1.12)	2.19	1.11
Distributions:
Dividends from investment income—net	(.15)	(.16)	(.21)	(.15)	(.19)	(.24)
Payment by affiliate	.00[b,c]	.00[b,c]	-	-	-	-
Net asset value, end of period	11.02	9.72	10.04	10.55	11.82	9.82
Total Return (%)	14.99[c,d]	(1.58)[c]	(2.98)	(9.57)	22.69	12.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74[e]	1.61	1.63	1.54	1.50	1.53
Ratio of net expenses to average net assets	1.11[e]	1.10	1.08	1.24	1.20	1.43
Ratio of net investment income to average net assets	2.54[e]	1.41	1.53	1.40	1.47	1.77
Portfolio Turnover Rate	37.75[d]	108.21	147.24	45.43	57.30	45.97
Net Assets, end of period ($ x 1,000)	31,878	26,862	18,566	23,038	32,104	33,660

a Based on average shares outstanding.

b Amount represents less than $.01.

c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.

d Not annualized.

e Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

International Value Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

16

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	51,929,559	-	-	51,929,559
Exchange-Traded Funds	428,103	-	-	428,103
Registered Investment Company	191,225	-	-	191,225
Rights†	11,200	-	-	11,200

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

18

in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	328,652	9,119,828	9,257,255	191,225.4

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $41,053,711 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. If not applied, $21,640,693 of the carryover expires in fiscal year 2017. The fund has $1,915,748 of post-enactment short-term capital losses and $17,497,270 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $665,512. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value

20

of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2017 through May 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .86% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $150,613 during the period ended June 30, 2017.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2017, Service shares were charged $36,204 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $822 for transfer agency services and $30 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $30.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $48,656 pursuant to the custody agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $43,697, Distribution Plan fees $6,597, custodian fees $16,000, Chief Compliance Officer fees $2,802 and transfer agency fees $890, which are offset against an expense reimbursement currently in effect in the amount of $32,397.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) During the period ended June 30, 2017, the fund received proceeds of $1,201 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2017, amounted to $20,539,909 and $18,102,257, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the

22

contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At June 30, 2017, there were no open forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2017:

Average Market Value ($)
Forward contracts	902,428

At June 30, 2017, accumulated net unrealized appreciation on investments was $4,005,310, consisting of $5,492,200 gross unrealized appreciation and $1,486,890 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

24

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board discussed with representatives of Dreyfus and its affiliates the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. The Board members also considered that the portfolio management team is relatively new to the fund.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee (lowest in the Expense Group and Expense Universe) and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until May 1, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.86% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through September 30, 2017.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to

26

the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement through September 30, 2017.

27

NOTES

28

NOTES

29

For More Information

Dreyfus Variable Investment Fund, International Value Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0152SA0617

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

SEMIANNUAL REPORT June 30, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by David A. Daglio, Primary Portfolio Manager; James Boyd and Dale Dutile, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio’s Initial shares produced a total return of 9.64%, and its Service shares produced a total return of 9.48%.1 In comparison, the Russell 2000® Index (the “Index”), the fund’s benchmark, produced a total return of 4.99% for the same period.2

Small-cap stocks gained ground over the first half of 2017 amid better-than-expected corporate earnings reports and favorable global economic developments. The fund produced higher returns than its benchmark, primarily due to strong stock selections and overweighted positions in the information technology and financials sectors.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Earnings and Economic Growth Supported Ongoing Rally

Over the first half of 2017, equities generally continued to build on gains achieved during the final months of 2016, when investors were encouraged by the prospects for lower corporate taxes, reduced regulatory burdens, and more stimulative fiscal policies from a new presidential administration. Consecutive quarters of better-than-expected corporate earnings and encouraging economic developments drove the Index to a series of new highs in February and early March. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the early spring, small-cap stocks grew and reached new all-time highs in late April and again in June.

The Index’s advance over the reporting period was led by the health care, information technology, and utilities sectors. In contrast, the energy sector was undermined by weakening oil and gas prices, and consumer staples stocks were hurt when traditionally defensive, dividend-paying stocks fell out of favor among investors. Small-cap stocks generally lagged their large-cap counterparts over the first half of the year, and growth-oriented stocks substantially outperformed more value-oriented stocks.

Allocation and Selection Strategies Bolstered Fund Results

The fund participated more than fully in the Index’s gains over the reporting period, in part due to overweighted exposure to the information technology and financials sectors. Technology companies benefited from the rapid pace of innovation and rising corporate spending, while financial institutions were rewarded for attractive valuations, strong balance sheets, rising net

3

DISCUSSION OF FUND PERFORMANCE (continued)

interest margins, and regulatory reforms. The fund also benefited from underweighted exposure to the struggling energy sector.

The fund’s top individual performers for the first six months of 2017 included payments processor Square, which grew its customer base as it branched out into new service offerings to small- and medium-sized businesses. Display and lighting specialist Universal Display posted strong growth due to its position in the vanguard of a new generation of flat-panel televisions and wireless handsets.

Although disappointments proved relatively mild during the reporting period, the fund encountered some security selection shortfalls in the industrials and health care sectors. Most notably, office furniture maker Steelcase was hurt by a cyclical slowdown in corporate spending on furniture, which contributed to weaker-than-expected sales results. Investors reacted negatively when women’s health care company TherapeuticsMD experienced delays in clinical trials of new pharmaceutical products. Educational publisher Houghton Mifflin Harcourt lost value when it reported sluggish sales volumes despite expectations of a strong replacement cycle in the months ahead.

A Constructive Investment Posture

Despite some analysts’ doubts about the health of the U.S. economy and the sustainability of a protracted bull market for equities, we believe that market fundamentals remain solidly positive. The U.S. economy has continued to expand and we expect the market to gain momentum over the second half of the year, labor markets are strong, and wages are growing slowly. Meanwhile, consumer and business confidence has remained high. In our view, these factors portend well for corporate earnings and the stock prices of small-cap companies.

As of the end of the reporting period, we have identified an ample number of small companies meeting our investment criteria in the financials, information technology, and consumer discretionary sectors. In contrast, we have found relatively few opportunities among dividend-paying companies and in areas experiencing slower rates of growth, including the real estate, utilities, and consumer staples sectors.

July 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.42	$5.71
Ending value (after expenses)	$1,096.40	$1,094.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.26	$5.51
Ending value (after expenses)	$1,020.58	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of .85% for Initial shares and 1.10% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Common Stocks - 99.7%	Shares		Value ($)
Automobiles & Components - .9%
Visteon	16,750	[a]	1,709,505
Banks - 15.7%
Ameris Bancorp	21,770	[b]	1,049,314
Atlantic Capital Bancshares	61,183	[a]	1,162,477
Banner	57,924		3,273,285
Columbia Banking System	13,256		528,252
FCB Financial Holdings, Cl. A	55,970	[a]	2,672,568
First Interstate BancSystem, Cl. A	73,122		2,720,138
First Merchants	27,220		1,092,611
Great Western Bancorp	67,548		2,756,634
MGIC Investment	401,220	[a]	4,493,664
Midland States Bancorp	29,970		1,004,594
Pinnacle Financial Partners	19,327		1,213,736
South State	16,344		1,400,681
SVB Financial Group	20,255	[a]	3,560,626
Union Bankshares	66,038		2,238,688
Univest Corporation of Pennsylvania	24,955	[b]	747,402
			29,914,670
Capital Goods - 2.5%
Simpson Manufacturing	45,937		2,007,906
Tennant	21,493	[b]	1,586,183
Thermon Group Holdings	62,484	[a]	1,197,818
			4,791,907
Commercial & Professional Services - .5%
Knoll	46,518		932,686
Consumer Durables & Apparel - 2.9%
G-III Apparel Group	225,359	[a,b]	5,622,707
Consumer Services - 5.3%
Houghton Mifflin Harcourt	283,543	[a]	3,487,579
Pinnacle Entertainment	66,261	[a]	1,309,317
Planet Fitness, Cl. A	204,734		4,778,492
Zoe's Kitchen	41,075	[a,b]	489,203
			10,064,591
Diversified Financials - 11.0%
Donnelley Financial Solutions	118,999		2,732,217
FNFV Group	122,070	[a]	1,928,706
Green Dot, Cl. A	67,522	[a]	2,601,623

6

Common Stocks - 99.7% (continued)	Shares		Value ($)
Diversified Financials - 11.0% (continued)
Investment Technology Group	113,144		2,403,179
Raymond James Financial	44,001		3,529,760
SLM	595,861	[a]	6,852,401
TPG Pace Holdings	89,822		921,574
			20,969,460
Energy - 2.2%
Arch Coal, Cl. A	39,906	[b]	2,725,580
Oasis Petroleum	114,074	[a]	918,296
Select Energy Services, Cl. A	50,418		612,579
			4,256,455
Exchange-Traded Funds - .8%
iShares Russell 2000 ETF	10,420	[b]	1,468,386
Food & Staples Retailing - .5%
US Foods Holding	34,009	[a]	925,725
Health Care Equipment & Services - 2.5%
Brookdale Senior Living	209,218	[a]	3,077,597
DexCom	24,398	[a]	1,784,714
			4,862,311
Household & Personal Products - 1.0%
Avon Products	491,348	[a,b]	1,867,122
Insurance - .3%
Landcadia Holdings	60,324	[a]	651,499
Materials - 5.2%
Methanex	110,829	[b]	4,882,017
OMNOVA Solutions	184,085	[a]	1,794,829
US Concrete	42,260	[a,b]	3,319,523
			9,996,369
Media - 4.7%
Gray Television	63,576	[a]	870,991
Nexstar Media Group, Cl. A	64,664	[b]	3,866,907
Sinclair Broadcast Group, Cl. A	128,324	[b]	4,221,860
			8,959,758
Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
Flexion Therapeutics	119,796	[a,b]	2,422,275
Revance Therapeutics	147,775	[a,b]	3,901,260
Sage Therapeutics	71,736	[a,b]	5,713,055
TherapeuticsMD	983,881	[a]	5,185,053
			17,221,643

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.7% (continued)	Shares		Value ($)
Retailing - 3.8%
Lithia Motors, Cl. A	47,957	[b]	4,518,988
Office Depot	500,293		2,821,653
			7,340,641
Semiconductors & Semiconductor Equipment - 3.1%
Microsemi	51,900	[a]	2,428,920
Teradyne	116,517		3,499,006
			5,927,926
Software & Services - 3.6%
CommVault Systems	18,407	[a]	1,039,075
Envestnet	22,126	[a,b]	876,190
Silver Spring Networks	81,100	[a,b]	914,808
Square, Cl. A	134,061	[a]	3,145,071
Teradata	29,766	[a]	877,799
			6,852,943
Technology Hardware & Equipment - 15.0%
Ciena	245,981	[a,b]	6,154,445
FLIR Systems	5,126		177,667
Infinera	407,777	[a,b]	4,350,981
Lumentum Holdings	34,858	[a,b]	1,988,649
Methode Electronics	66,756		2,750,347
Sierra Wireless	118,553	[a,b]	3,331,339
Universal Display	7,657	[b]	836,527
VeriFone Systems	163,610	[a]	2,961,341
Viavi Solutions	578,638	[a]	6,093,058
			28,644,354
Transportation - 8.0%
Avis Budget Group	144,984	[a,b]	3,953,714
Knight Transportation	134,746	[b]	4,992,339
Swift Transportation	74,043	[a,b]	1,962,140
Werner Enterprises	151,964		4,460,143
			15,368,336
Utilities - 1.2%
Calpine	83,881	[a]	1,134,910
Dynegy	136,968	[a,b]	1,132,725
			2,267,635
Total Common Stocks (cost $155,769,024)			190,616,629

8

Other Investment - .1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $183,193)	183,193	[c]	183,193
Investment of Cash Collateral for Securities Loaned - 17.1%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $32,589,665)	32,589,665	[c]	32,589,665
Total Investments (cost $188,541,882)	116.9%		223,389,487
Liabilities, Less Cash and Receivables	(16.9%)		(32,235,405)
Net Assets	100.0%		191,154,082

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $54,827,438 and the value of the collateral held by the fund was $56,165,132, consisting of cash collateral of $32,589,665 and U.S. Government & Agency securities valued at $23,575,467.

c Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investments	17.2
Banks	15.7
Technology Hardware & Equipment	15.0
Diversified Financials	11.0
Pharmaceuticals, Biotechnology & Life Sciences	9.0
Transportation	8.0
Consumer Services	5.3
Materials	5.2
Media	4.7
Retailing	3.8
Software & Services	3.6
Semiconductors & Semiconductor Equipment	3.1
Consumer Durables & Apparel	2.9
Health Care Equipment & Services	2.5
Capital Goods	2.5
Energy	2.2
Utilities	1.2
Household & Personal Products	1.0
Automobiles & Components	.9
Exchange-Traded Funds	.8
Commercial & Professional Services	.5
Food & Staples Retailing	.5
Insurance	.3
116.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $54,827,438)—Note 1(b):
Unaffiliated issuers	155,769,024	190,616,629
Affiliated issuers	32,772,858	32,772,858
Cash		14,257
Receivable for investment securities sold		1,371,322
Dividends and securities lending income receivable		32,308
Prepaid expenses		2,421
		224,809,795
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		136,478
Liability for securities on loan—Note 1(b)		32,589,665
Payable for investment securities purchased		828,071
Payable for shares of Beneficial Interest redeemed		66,301
Accrued expenses		35,198
		33,655,713
Net Assets ($)		191,154,082
Composition of Net Assets ($):
Paid-in capital		137,667,212
Accumulated investment (loss)—net		(288,133)
Accumulated net realized gain (loss) on investments		18,927,398
Accumulated net unrealized appreciation (depreciation) on investments		34,847,605
Net Assets ($)		191,154,082

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	172,845,011	18,309,071
Shares Outstanding	3,226,750	352,553
Net Asset Value Per Share ($)	53.57	51.93

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $9,527 foreign taxes withheld at source):
Unaffiliated issuers	489,532
Affiliated issuers	6,179
Income from securities lending—Note 1(b)	25,142
Total Income	520,853
Expenses:
Investment advisory fee—Note 3(a)	690,873
Professional fees	34,145
Custodian fees—Note 3(b)	22,324
Distribution fees—Note 3(b)	22,153
Prospectus and shareholders’ reports	19,240
Trustees’ fees and expenses—Note 3(c)	7,070
Loan commitment fees—Note 2	982
Shareholder servicing costs—Note 3(b)	694
Miscellaneous	11,553
Total Expenses	809,034
Less—reduction in fees due to earnings credits—Note 3(b)	(48)
Net Expenses	808,986
Investment (Loss)—Net	(288,133)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,162,667
Net unrealized appreciation (depreciation) on investments	(1,853,301)
Net Realized and Unrealized Gain (Loss) on Investments	17,309,366
Net Increase in Net Assets Resulting from Operations	17,021,233

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment (loss)—net	(288,133)	(120,754)
Net realized gain (loss) on investments	19,162,667	2,249,818
Net unrealized appreciation (depreciation) on investments	(1,853,301)	24,622,888
Net Increase (Decrease) in Net Assets Resulting from Operations	17,021,233	26,751,952
Distributions to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(2,000,341)	(11,879,783)
Service Shares	(218,974)	(1,317,375)
Total Distributions	(2,219,315)	(13,197,158)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,489,170	9,923,649
Service Shares	612,157	1,314,657
Distributions reinvested:
Initial Shares	2,000,341	11,879,783
Service Shares	218,974	1,317,375
Cost of shares redeemed:
Initial Shares	(10,215,101)	(23,977,290)
Service Shares	(1,276,620)	(3,009,833)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,171,079)	(2,551,659)
Total Increase (Decrease) in Net Assets	11,630,839	11,003,135
Net Assets ($):
Beginning of Period	179,523,243	168,520,108
End of Period	191,154,082	179,523,243
Accumulated investment (loss)—net	(288,133)	-
Capital Share Transactions (Shares):
Initial Shares
Shares sold	105,578	235,244
Shares issued for distributions reinvested	38,008	293,836
Shares redeemed	(196,978)	(551,658)
Net Increase (Decrease) in Shares Outstanding	(53,392)	(22,578)
Service Shares
Shares sold	12,214	31,258
Shares issued for distributions reinvested	4,288	33,495
Shares redeemed	(25,391)	(71,395)
Net Increase (Decrease) in Shares Outstanding	(8,889)	(6,642)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended June 30, 2017 (Unaudited)
		Year Ended December 31,
Initial Shares		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	49.44	46.02	47.78	47.03	31.66	26.26
Investment Operations:
Investment (loss)—net[a]	(.07)	(.02)	(.13)	(.01)	(.09)	(.02)
Net realized and unrealized gain (loss) on investments	4.82	7.07	(.91)	.76	15.46	5.42
Total from Investment Operations	4.75	7.05	(1.04)	.75	15.37	5.40
Distributions:
Dividends from net realized gain on investments	(.62)	(3.63)	(.72)	-	-	-
Net asset value, end of period	53.57	49.44	46.02	47.78	47.03	31.66
Total Return (%)	9.64[b]	17.07	(2.28)	1.60	48.55	20.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.86	.85	.83	.93	.88
Ratio of net expenses to average net assets	.85[c]	.86	.85	.83	.93	.88
Ratio of net investment (loss) to average net assets	(.29)[c]	(.05)	(.27)	(.03)	(.23)	(.05)
Portfolio Turnover Rate	39.01[b]	88.08	65.26	77.96	84.80	61.38
Net Assets, end of period ($ x 1,000)	172,845	162,171	151,992	170,570	188,702	181,323

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

	Six Months Ended June 30, 2017 (Unaudited)
		Year Ended December 31,
Service Shares		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	48.01	44.90	46.75	46.14	31.13	25.89
Investment Operations:
Investment (loss)—net[a]	(.13)	(.13)	(.24)	(.13)	(.18)	(.09)
Net realized and unrealized gain (loss) on investments	4.67	6.87	(.89)	.74	15.19	5.33
Total from Investment Operations	4.54	6.74	(1.13)	.61	15.01	5.24
Distributions:
Dividends from net realized gain on investments	(.62)	(3.63)	(.72)	-	-	-
Net asset value, end of period	51.93	48.01	44.90	46.75	46.14	31.13
Total Return (%)	9.48[b]	16.79	(2.52)	1.32	48.22	20.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.11	1.10	1.08	1.18	1.13
Ratio of net expenses to average net assets	1.10[c]	1.11	1.10	1.08	1.18	1.13
Ratio of net investment (loss) to average net assets	(.54)[c]	(.30)	(.52)	(.28)	(.48)	(.30)
Portfolio Turnover Rate	39.01[b]	88.08	65.26	77.96	84.80	61.38
Net Assets, end of period ($ x 1,000)	18,309	17,353	16,528	18,094	19,590	14,078

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	180,934,887	-	-	180,934,887
Equity Securities - Foreign Common Stocks†	8,213,356	-	-	8,213,356
Exchange-Traded Funds	1,468,386	-	-	1,468,386

18

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Registered Investment Companies	32,772,858	-	-	32,772,858

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon earned $5,391 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,950,570	25,622,015	28,389,392	183,193.1
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	11,023,751	106,744,515	85,178,601	32,589,665	17.1
Total	13,974,321	132,366,530	113,567,993	32,772,858	17.2

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: long-term capital gains $13,197,158. The tax character of current year distributions will be determined at the end of the current fiscal year.

20

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2017, Service shares were charged $22,153 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $375 for transfer agency services and $48 for cash management services. These fees are included in Shareholder servicing costs in the

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Statement of Operations. Cash management fees were offset by earnings credits of $48.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $22,324 pursuant to the custody agreement.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $116,631, Distribution Plan fees $3,737, custodian fees $12,955, Chief Compliance Officer fees $2,802 and transfer agency fees $353.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2017, amounted to $71,699,188 and $75,670,563, respectively.

At June 30, 2017, accumulated net unrealized appreciation on investments was $34,847,605, consisting of $36,895,366 gross unrealized appreciation and $2,047,761 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group (ranking highest in several periods) and Performance Universe medians for all periods except the three- and ten-year periods when it was below the medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility

24

that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0121SA0617

Dreyfus Variable Investment Fund, Quality Bond Portfolio

SEMIANNUAL REPORT June 30, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Quality Bond Portfolio	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by David Bowser, CFA, and David Horsfall, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares produced a total return of 3.14%, and its Service shares produced a total return of 3.02%.1 The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.27% for the same period.2

Global bonds generally produced positive returns during the reporting period despite rising interest rates in some major markets. The fund’s interest-rate and asset-allocation strategies enabled it to outperform the Index.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund’s investments include corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations and asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, typically are rated A or better or are the unrated equivalent as determined by The Dreyfus Corporation and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation-protected securities (“TIPS”).

The fund also may invest up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers whether denominated in U.S. dollars or in a foreign currency.

The fund has no limit with respect to its portfolio maturity or duration.

Changing Monetary Policies Influenced Bond Markets

The first half of 2017 was characterized by a shift in the monetary policies of central banks in major markets, particularly the European Central Bank and the Federal Reserve Board (the “Fed”) in the United States. Evidence of stronger economic growth prompted a gradual move away from the aggressively accommodative monetary policies of the past few years, which included historically low short-term rates in the United States and, at times, negative interest rates in Europe. In light of persistently low inflation, the shift in central banks’ policy stances appeared also to stem from a decision to focus more intently on economic stability and less on inflationary pressures.

While interest rates climbed in several major markets, most notably Germany and other countries in the core of Europe during the first half of 2017, other nations saw lower rates, including New Zealand and Portugal. In the United States, short-term interest rates rose when the Fed twice raised its target for the overnight federal funds rate. In contrast, longer-term U.S. interest rates moderated in the wake of a spike during the final weeks of 2016 as investors came to realize that the new presidential administration’s stimulative policy proposals would take time and political capital to enact. As a result, yield differences narrowed along the U.S. market’s maturity spectrum. Meanwhile, corporate-backed bonds generally continued to produce robust returns in an environment of growing corporate earnings.

Fund Strategies Bolstered Relative Results

The fund achieved positive results during the reporting period compared to the Index on the strength of several investment strategies. Our interest-rate strategies proved effective when a relatively short average duration helped the fund cushion the impact of rising interest rates, particularly in Europe. Our country allocations proved favorable, as we maintained overweighted positions in countries with

3

DISCUSSION OF FUND PERFORMANCE (continued)

falling interest rates, such as Portugal, and underweighted exposure to the damaging effects of rising rates in Germany. From an asset allocation perspective, the fund benefited from relatively heavy positions in investment-grade corporate bonds, particularly those with BBB credit ratings. Taxable municipal bonds rebounded strongly from previous weakness in early 2017, and the fund’s holdings of asset-backed securities also performed well. Finally, unhedged exposure to emerging-markets bonds and currencies helped support the fund’s results relative to the Index.

Disappointments during the reporting period included underweighted exposure to U.S. bonds, which benefited from moderating interest rates. The fund’s holdings of mortgage-backed securities and TIPS underperformed broader market averages due to unfavorable coupon selections and muted inflationary pressures, respectively.

At times during the reporting period, we employed futures contracts to establish the fund’s interest-rate strategies and options to set its currency exposures.

A Relatively Cautious Investment Posture

We have adopted a more defensive investment posture, including relatively short average durations in Germany and the United States. We have moderated the fund’s exposure to emerging-markets bonds and currencies, and we have maintained underweighted positions in mortgage-backed securities that could be hurt by supply-and-demand influences. On the other hand, we have continued to emphasize investment-grade corporate bonds. In our view, these strategies should position the fund to weather bouts of heightened market volatility as the global economy recovers and interest rates rise.

July 17, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.78	$ 6.04
Ending value (after expenses)	$ 1,031.40	$ 1,030.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.76	$ 6.01
Ending value (after expenses)	$ 1,020.08	$ 1,018.84

†  Expenses are equal to the fund’s annualized expense ratio of .95% for Initial shares and 1.20% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
June 30, 2017 (Unaudited)

Bonds and Notes - 102.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./Auto Receivables - 2.5%
AmeriCredit Automobile Receivables Trust, Ser. 2013-1, Cl. D	2.09	2/8/19	268,613		268,655
AmeriCredit Automobile Receivables Trust, Ser. 2014-1, Cl. D	2.54	6/8/20	275,000		276,998
Santander Drive Auto Receivables Trust, Ser. 2013-1, Cl. D	2.27	1/15/19	187,208		187,460
Santander Drive Auto Receivables Trust, Ser. 2013-2, Cl. D	2.57	3/15/19	510,000		511,385
				1,244,498
Commercial Mortgage Pass-Through Ctfs. - 1.3%
Commercial Mortgage Trust, Ser. 2014-UBS2, Cl. AM	4.20	3/10/47	70,000		74,042
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	170,000		172,940
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/50	290,000		302,821
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/37	100,000	[b]	99,948
				649,751
Consumer Discretionary - 1.8%
21st Century Fox America, Gtd. Notes	4.00	10/1/23	90,000		95,171
21st Century Fox America, Gtd. Notes	4.75	11/15/46	55,000		59,017
Comcast, Gtd. Notes	3.15	3/1/26	155,000		155,988
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	95,000		100,988
Sky, Gtd. Notes	3.75	9/16/24	345,000	B	354,968
Time Warner, Gtd. Debs.	5.35	12/15/43	110,000		121,753
				887,885
Consumer Staples - 2.0%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	115,000		130,497
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/25	155,000		160,123
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/39	100,000		129,160
Post Holdings, Gtd. Notes	5.50	3/1/25	130,000	[b]	134,387
Reynolds American, Gtd. Notes	4.85	9/15/23	185,000		204,211
Wm. Wrigley Jr., Sr. Unscd. Notes	3.38	10/21/20	235,000	[b]	242,736
				1,001,114
Energy - 3.7%
Cenovus Energy, Sr. Unscd. Notes	5.25	6/15/37	190,000	[b]	178,165
Cheniere, Sr. Scd. Notes	5.13	6/30/27	75,000	[b]	76,969

6

Bonds and Notes - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Energy - 3.7% (continued)
Continental Resources, Gtd. Notes	5.00	9/15/22	90,000		88,650
Energy Transfer Partners, Sr. Unscd. Notes	4.90	2/1/24	125,000		132,093
Energy Transfer Partners, Sr. Unscd. Notes	5.15	2/1/43	270,000		257,457
Genesis Energy, Gtd. Notes	6.75	8/1/22	135,000		136,012
Kinder Morgan, Gtd. Notes	7.75	1/15/32	235,000		296,214
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/37	70,000		77,549
Marathon Petroleum, Sr. Unscd. Notes	3.63	9/15/24	150,000		151,810
MPLX LP, Sr. Unscd. Notes	4.13	3/1/27	70,000		70,382
MPLX LP, Sr. Unscd. Notes	5.20	3/1/47	60,000		61,768
Petrobras Global Finance, Gtd. Notes	7.38	1/17/27	115,000		121,957
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	130,000		138,935
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	65,000		75,656
				1,863,617
Financials - 12.5%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	230,000	[b]	231,927
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/22	150,000		154,089
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	135,000		137,021
American International Group, Sr. Unscd. Notes	4.88	6/1/22	135,000		148,275
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	40,000		43,819
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	225,000		235,998
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	125,000		125,674
Barclays, Sr. Unscd. Notes	4.38	1/12/26	200,000		208,213
Citigroup, Sr. Unscd. Bonds	3.40	5/1/26	205,000		203,196
Citigroup, Sr. Unscd. Notes	3.89	1/10/28	120,000	[c]	122,109
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	185,000		202,268
Citigroup, Sub. Notes	4.75	5/18/46	145,000		153,031
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	250,000		250,460
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	274,000		298,550
ERAC USA Finance, Gtd. Notes	6.38	10/15/17	120,000	[b]	121,562

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 102.0% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 12.5% (continued)
ERAC USA Finance, Gtd. Notes		3.85	11/15/24	60,000	[b]	61,859
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1		2.06	3/12/19	315,000	[c]	315,859
Goldman Sachs Group, Sr. Unscd. Notes		2.28	11/15/18	245,000	[c]	247,596
Goldman Sachs Group, Sr. Unscd. Notes		2.75	9/15/20	105,000		106,335
Goldman Sachs Group, Sr. Unscd. Notes		2.80	11/29/23	230,000	[c]	237,620
JPMorgan Chase & Co., Sub. Notes		4.25	10/1/27	205,000		213,517
JPMorgan Chase & Co., Sub. Notes		3.63	12/1/27	305,000		302,561
KeyBank, Sr. Unscd. Bonds		2.50	11/22/21	250,000		250,927
Lloyds Banking Group, Sub. Notes		4.65	3/24/26	205,000		214,011
Morgan Stanley, Sr. Unscd. Notes		5.50	7/28/21	100,000		110,977
Morgan Stanley, Sr. Unscd. Notes		3.75	2/25/23	65,000		67,638
Pacific LifeCorp, Sr. Unscd. Notes		5.13	1/30/43	360,000	[b]	403,836
Park Aerospace Holdings, Gtd. Notes		5.25	8/15/22	25,000	[b]	26,227
Park Aerospace Holdings, Gtd. Notes		5.50	2/15/24	110,000	[b]	115,170
Principal Financial Group, Gtd. Notes		4.30	11/15/46	90,000		94,155
Prudential Financial, Jr. Sub. Notes		5.88	9/15/42	240,000	[c]	267,708
Quicken Loans, Gtd. Notes		5.75	5/1/25	140,000	[b]	145,250
Visa, Sr. Unscd. Notes		3.15	12/14/25	255,000		259,197
Wells Fargo & Co., Sr. Unscd. Notes		3.07	1/24/23	110,000		111,532
Wells Fargo & Co., Sub. Notes		4.30	7/22/27	95,000		99,743
					6,287,910
Foreign/Governmental - 6.0%
Argentine Government, Bonds	ARS	21.20	9/19/18	3,715,000		239,884
Argentine Government, Sr. Unscd. Bonds		6.88	1/26/27	95,000		98,467
Colombian Government, Sr. Unscd. Notes		3.88	4/25/27	200,000	[d]	202,050
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	121,500,000	[e]	1,127,925
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	2,705,000		139,290
Mexican Government, Sr. Unscd. Notes		4.15	3/28/27	200,000		207,350
Mexican Government, Sr. Unscd. Notes		4.75	3/8/44	90,000		90,315

8

Bonds and Notes - 102.0% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 6.0% (continued)
Portuguese Government, Sr. Unscd. Bonds	EUR	2.88	7/21/26	215,000		247,333
Province of Buenos Aires, Unscd. Bonds	ARS	0.00	5/31/22	2,400,000	[c]	147,636
Romanian Government, Sr. Unscd. Notes		6.13	1/22/44	115,000	[b]	146,481
Senegalese Government, Unscd. Notes		6.25	5/23/33	200,000	[b]	203,503
Uruguayan Government, Sr. Unscd. Notes		4.38	10/27/27	150,000		160,125
					3,010,359
Health Care - 4.9%
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/46	120,000		133,159
AbbVie, Sr. Unscd. Notes		3.20	5/14/26	135,000		133,675
Aetna, Sr. Unscd. Notes		2.80	6/15/23	265,000		264,864
AmerisourceBergen, Sr. Unscd. Notes		3.25	3/1/25	95,000		96,258
Celgene, Sr. Unscd. Notes		3.55	8/15/22	155,000		161,526
Gilead Sciences, Sr. Unscd. Notes		3.65	3/1/26	55,000		56,711
Gilead Sciences, Sr. Unscd. Notes		4.75	3/1/46	80,000		87,934
HCA, Gtd. Notes		5.38	2/1/25	135,000		142,735
Medtronic, Gtd. Notes		4.63	3/15/45	195,000		220,313
Medtronic Global Holdings, Gtd. Notes		3.35	4/1/27	410,000		418,535
Mylan, Gtd. Notes		3.15	6/15/21	140,000		142,544
Shire Acquisitions Investments Ireland, Gtd. Notes		2.88	9/23/23	135,000		133,978
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		3.15	10/1/26	35,000	[d]	33,308
Thermo Fisher Scientific, Sr. Unscd. Notes		2.95	9/19/26	135,000		131,548
UnitedHealth Group, Sr. Unscd. Notes		4.75	7/15/45	115,000		132,611
Zimmer Biomet Holdings, Sr. Unscd. Notes		3.55	4/1/25	160,000		161,892
					2,451,591
Industrials - 2.6%
BAE Systems Holdings, Gtd. Notes		3.85	12/15/25	255,000	[b]	265,809
CSX, Sr. Unscd. Notes		3.35	11/1/25	130,000		133,461
CSX, Sr. Unscd. Notes		2.60	11/1/26	175,000		168,807
FedEx, Gtd. Notes		4.40	1/15/47	125,000		129,289

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Industrials - 2.6% (continued)
General Electric, Sr. Unscd. Notes	1.67	1/14/19	360,000	[c]	362,277
United Rentals North America, Gtd. Notes	5.75	11/15/24	125,000		131,406
Waste Management, Gtd. Notes	4.10	3/1/45	110,000		115,927
				1,306,976
Information Technology - 1.0%
Broadcom, Gtd. Notes	3.00	1/15/22	190,000	[b]	191,876
Dell International, Sr. Scd. Notes	6.02	6/15/26	110,000	[b]	121,384
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	70,000	[c]	74,286
Oracle, Sr. Unscd. Notes	2.65	7/15/26	140,000		134,513
				522,059
Materials - 2.4%
Ardagh Packaging Finance Holdings, Gtd. Notes	6.00	2/15/25	200,000	[b]	210,500
Chemours, Gtd. Notes	5.38	5/15/27	35,000		35,963
Dow Chemical, Sr. Unscd. Notes	3.50	10/1/24	195,000		200,596
Equate Petrochemical, Gtd. Notes	3.00	3/3/22	200,000	[b]	197,480
Glencore Funding, Gtd. Notes	4.63	4/29/24	165,000	[b]	172,730
LYB International Finance, Gtd. Notes	4.00	7/15/23	120,000		127,291
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	235,000	[d]	247,574
				1,192,134
Municipal Bonds - 2.1%
California, GO (Build America Bonds)	7.30	10/1/39	340,000		497,015
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	305,000		313,247
New York City, GO (Build America Bonds)	5.99	12/1/36	200,000		255,818
				1,066,080
Real Estate - .2%
DDR, Sr. Unscd. Notes	4.75	4/15/18	125,000		127,466
Telecommunications - 2.0%
AT&T, Sr. Unscd. Notes	2.11	11/27/18	310,000	[c]	312,810
AT&T, Sr. Unscd. Notes	5.45	3/1/47	345,000		373,299
Rogers Communications, Gtd. Notes	4.10	10/1/23	80,000		84,957
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	160,000		177,940

10

Bonds and Notes - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - 2.0% (continued)
Zayo Group, Gtd. Notes	5.75	1/15/27	75,000	[b]	78,656
				1,027,662
U.S. Government Agencies/Mortgage-Backed - 26.7%
Federal Home Loan Mortgage Corp.:
4.00%			2,135,000	[f,g]	2,245,169
3.00%, 11/1/46			343,669	g	343,203
3.50%, 8/1/45			207,696	g	214,272
5.50%, 5/1/40			8,889	[g]	9,809
Federal National Mortgage Association:
3.00%, 5/1/30-4/1/45			2,132,063	[g]	2,178,248
3.19%, 3/1/27			1,016,297	[g]	1,043,529
3.50%, 5/1/30-11/1/45			2,863,132	[g]	2,954,996
4.50%, 10/1/40			1,372,285	[g]	1,482,347
5.00%, 3/1/21-10/1/33			658,659	[g]	717,678
5.50%, 2/1/34			145,307	[g]	162,917
7.00%, 6/1/29-9/1/29			16,602	[g]	17,476
Government National Mortgage Association I:
5.50%, 4/15/33			288,261		327,499
Government National Mortgage Association II:
3.00%, 10/20/45-11/20/45			1,725,198		1,744,816
7.00%, 9/20/28-7/20/29			3,688		4,345
				13,446,304
U.S. Government Securities - 28.2%
U.S. Treasury Bonds	4.50	2/15/36	1,260,000	[d]	1,628,845
U.S. Treasury Bonds	2.50	2/15/46	590,000		550,244
U.S. Treasury Bonds	2.88	11/15/46	295,000		297,195
U.S. Treasury Bonds	3.00	5/15/47	100,000		103,400
U.S. Treasury Floating Rate Notes	1.07	4/30/19	2,455,000	[c]	2,454,939
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	820,130	[h]	819,129
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	807,757	[h]	813,231
U.S. Treasury Notes	1.63	3/15/20	3,325,000		3,335,650
U.S. Treasury Notes	1.50	4/15/20	2,520,000		2,518,425
U.S. Treasury Notes	1.88	2/28/22	60,000		60,074
U.S. Treasury Notes	1.75	5/31/22	1,605,000		1,595,596
				14,176,728
Utilities - 2.1%
Dominion Resources, Sr. Unscd. Notes	3.90	10/1/25	115,000		119,261
Dominion Resources, Sr. Unscd. Notes, Ser. D	2.85	8/15/26	290,000	[d]	277,014
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	185,000		202,711
Great Plains Energy, Sr. Unscd. Notes	3.90	4/1/27	60,000		60,824
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/45	80,000		85,940

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Utilities - 2.1% (continued)
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/45	90,000		96,994
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/37	150,000		203,079
				1,045,823
Total Bonds and Notes (cost $50,670,637)			51,307,957
Options Purchased - .0%			Face Amount Covered by Contracts ($)		Value ($)
Call Options - .0%
10 Year Interest Rate Swaption, July 2017 @ 2.11			20,250		45
New Zealand Dollar Cross Currency, September 2017 @ NZD 1.06		AUD	105,000		696
				741
Put Options - .0%
10 Year Interest Rate Swaption, July 2017 @ 2.11			20,250		30,485
British Pound Cross Currency, September 2017 @ GBP 0.87		EUR	70,000		6
				30,491
Total Options Purchased (cost $27,501)			31,232
Short-Term Investments - .2%	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $124,733)	0.86	9/28/17	125,000	[i]	124,695
Other Investment - .4%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $182,241)			182,241	[j]	182,241

12

Investment of Cash Collateral for Securities Loaned - 1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $743,990)	743,990	[j] 743,990
Total Investments (cost $51,749,102)	104.1%	52,390,115
Liabilities, Less Cash and Receivables	(4.1%)	(2,083,045)
Net Assets	100.0%	50,307,070

AUD—Australian Dollar

EUR—Euro

GO—General Obligation

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso

EUR—Euro

JPY—Japanese Yen

MXN—Mexican Peso

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, these securities were valued at $3,781,423 or 7.52% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $1,590,512 and the value of the collateral held by the fund was $1,648,052, consisting of cash collateral of $743,990 and U.S. Government & Agency securities valued at $904,062.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

f Purchased on a forward commitment basis.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

i Held by or on behalf of a counterparty for open futures contracts.

j Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	54.9
Corporate Bonds	35.2
Foreign/Governmental	6.0
Asset-Backed	2.5
Municipal Bonds	2.1
Short-Term/Money Market Investments	2.1
Commercial Mortgage-Backed	1.3
Options Purchased	.0
104.1

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF FUTURES

June 30, 2017 (Unaudited)

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Futures Long
U.S. Treasury 2 Year Notes	7	1,512,766	September 2017	(1,982)
U.S. Treasury 5 Year Notes	62	7,305,828	September 2017	(16,078)
Futures Short
Euro-Bobl	35	(5,264,751)	September 2017	59,519
Euro-Bond	1	(184,880)	September 2017	3,494
Japanese 10 Year Bond	1	(1,334,608)	September 2017	2,574
Long Gilt	5	(817,747)	September 2017	11,911
U.S. Treasury 10 Year Notes	4	(502,125)	September 2017	1,508
Gross Unrealized Appreciation				79,006
Gross Unrealized Depreciation				(18,060)

See notes to financial statements.

14

STATEMENT OF OPTIONS WRITTEN

June 30, 2017 (Unaudited)

		Face Amount Covered by Contracts ($)	[a]	Value ($)
Call Options:
British Pound Cross Currency,
September 2017 @ GBP 0.9	EUR	70,000		-
South African Rand,
July 2017 @ ZAR 14.25		75,000		(63)
South African Rand,
July 2017 @ ZAR 14.5		75,000		-
South African Rand,
July 2017 @ ZAR 15		75,000		-
South Korean Won,
July 2017 @ KRW 1,200		75,000		(23)
South Korean Won,
September 2017 @ KRW 1,175		75,000		(627)
Put Options:
British Pound Cross Currency,
September 2017 @ GBP 0.85	EUR	70,000		-
New Zealand Dollar Cross Currency,
September 2017 @ NZD 1.03	AUD	105,000		(343)
Total Options Written (premiums received $6,214)				(1,056)

a Face amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

EUR—Euro

See notes to financial statements.

15

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
7/31/2017	100,000	75,772	76,826	1,054
Barclays Bank
Czech Koruna,
Expiring
8/25/2017	1,570,000	67,605	68,906	1,301
Citigroup
Argentine Peso,
Expiring
8/25/2017	725,000	43,939	42,330	(1,609)
Chilean Peso,
Expiring
8/25/2017	50,940,000	75,849	76,616	767
Indian Rupee,
Expiring
8/24/2017	5,530,000	85,274	84,928	(346)
Turkish Lira,
Expiring
8/25/2017	160,000	44,116	44,719	603
Goldman Sachs International
Peruvian New Sol,
Expiring
8/25/2017	410,000	124,439	125,568	1,129
HSBC
Argentine Peso,
Expiring
8/25/2017	1,460,000	87,767	85,244	(2,523)
JP Morgan Chase Bank
Colombian Peso,
Expiring
8/25/2017	728,820,000	247,288	237,300	(9,988)
Euro,
Expiring
7/31/2017	85,000	96,730	97,252	522
Indonesian Rupiah,
Expiring
8/25/2017	1,024,025,000	76,459	76,327	(132)
Malaysian Ringgit,
Expiring
8/25/2017	835,000	195,986	194,053	(1,933)

16

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
JP Morgan Chase Bank (continued)
Turkish Lira,
Expiring
8/25/2017	375,000	104,085	104,811	726
UBS
British Pound,
Expiring
7/31/2017	60,000	76,404	78,231	1,827
Czech Koruna,
Expiring
8/25/2017	5,460,000	234,630	239,633	5,003
9/29/2017	3,785,000	151,216	166,519	15,303
Euro,
Expiring
7/31/2017	170,000	192,977	194,504	1,527
Norwegian Krone,
Expiring
7/31/2017	2,570,000	301,388	308,044	6,656
Swedish Krona,
Expiring
7/31/2017	2,130,000	244,159	253,305	9,146
Sales:
Bank of America
Japanese Yen,
Expiring
7/31/2017	127,600,000	1,148,122	1,136,084	12,038
Thai Baht,
Expiring
8/25/2017	5,625,000	164,970	165,589	(619)
Barclays Bank
Euro,
Expiring
8/25/2017	60,078	67,604	68,823	(1,219)
Singapore Dollar,
Expiring
8/25/2017	120,000	87,110	87,240	(130)
Citigroup
Colombian Peso,
Expiring
8/25/2017	504,005,000	165,193	164,101	1,092
Euro,
Expiring
7/31/2017	744,000	834,753	851,242	(16,489)
South African Rand,
Expiring
8/25/2017	1,544,000	118,523	116,869	1,654

17

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup (continued)
South Korean Won,
Expiring
8/25/2017	128,550,000	114,551	112,442	2,109
Taiwan Dollar,
Expiring
8/25/2017	9,080,000	301,812	299,070	2,742
Goldman Sachs International
Swiss Franc,
Expiring
7/31/2017	120,000	123,515	125,410	(1,895)
HSBC
New Zealand Dollar,
Expiring
7/31/2017	110,000	80,033	80,561	(528)
JP Morgan Chase Bank
Hong Kong Dollars
Expiring
1/12/2018	1,260,000	162,560	162,075	485
Philippine Peso,
Expiring
8/25/2017	5,800,000	116,683	114,615	2,068
UBS
Euro,
Expiring
8/25/2017	208,512	234,630	238,864	(4,234)
9/29/2017	141,337	151,215	162,223	(11,008)
Gross Unrealized Appreciation				67,752
Gross Unrealized Depreciation				(52,653)

See notes to financial statements.

18

STATEMENT OF SWAP AGREEMENTS
June 30, 2017 (Unaudited)

Centrally Cleared Interest Rate Swaps

Notional Amount($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
15,375,000	USD - 3 Month US CPI Urban Consumers NSA	JP Morgan Chase Bank	1.68	4/25/2018	(66,071)
Gross Unrealized Depreciation				(66,071)

CPI—Consumer Price Index

NSA— Not Seasonally Adjusted

USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange
See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,590,512)—Note 1(c):
Unaffiliated issuers	50,822,871	51,463,884
Affiliated issuers	926,231	926,231
Cash		181,099
Cash denominated in foreign currency	13,492	12,678
Receivable for investment securities sold		2,218,274
Interest and securities lending income receivable		333,617
Cash collateral held by broker—Note 4		180,819
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		67,752
Receivable for swap variation margin—Note 4		1,240
Prepaid expenses		917
		55,386,511
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		35,152
Payable for open mortgage dollar roll transactions—Note 4		2,254,604
Payable for investment securities purchased		1,894,968
Liability for securities on loan—Note 1(c)		743,990
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		52,653
Payable for shares of Beneficial Interest redeemed		34,968
Payable for futures variation margin—Note 4		2,866
Outstanding options written, at value (premiums received $6,214)—See Statement of Options Written—Note 4		1,056
Accrued expenses		59,184
		5,079,441
Net Assets ($)		50,307,070
Composition of Net Assets ($):
Paid-in capital		50,823,391
Accumulated undistributed investment income—net		367,150
Accumulated net realized gain (loss) on investments		(1,536,486)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $60,946 net unrealized appreciation on futures and ($66,071) net unrealized (depreciation) on centrally cleared swap agreements)		653,015
Net Assets ($)		50,307,070

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	38,105,766	12,201,304
Shares Outstanding	3,194,804	1,027,462
Net Asset Value Per Share ($)	11.93	11.88

See notes to financial statements.

20

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Interest (net of $367 foreign taxes withheld at source)	708,737
Dividends from affiliated issuers	1,067
Income from securities lending—Note 1(c)	2,930
Total Income	712,734
Expenses:
Investment advisory fee—Note 3(a)	164,796
Professional fees	28,546
Prospectus and shareholders’ reports	15,649
Distribution fees—Note 3(b)	15,334
Trustees’ fees and expenses—Note 3(c)	2,307
Loan commitment fees—Note 2	885
Custodian fees—Note 3(b)	753
Shareholder servicing costs—Note 3(b)	319
Miscellaneous	26,366
Total Expenses	254,955
Less—reduction in fees due to earnings credits—Note 3(b)	(39)
Net Expenses	254,916
Investment Income—Net	457,818
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	226,762
Net realized gain (loss) on options transactions	22,501
Net realized gain (loss) on futures	(9,778)
Net realized gain (loss) on forward foreign currency exchange contracts	(44,618)
Net Realized Gain (Loss)	194,867
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	837,772
Net unrealized appreciation (depreciation) on options transactions	9,458
Net unrealized appreciation (depreciation) on futures	74,267
Net unrealized appreciation (depreciation) on swap agreements	(66,071)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	25,620
Net Unrealized Appreciation (Depreciation)	881,046
Net Realized and Unrealized Gain (Loss) on Investments	1,075,913
Net Increase in Net Assets Resulting from Operations	1,533,731

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	457,818	887,775
Net realized gain (loss) on investments	194,867	(414,564)
Net unrealized appreciation (depreciation) on investments	881,046	513,638
Net Increase (Decrease) in Net Assets Resulting from Operations	1,533,731	986,849
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(411,148)	(752,627)
Service Shares	(115,864)	(207,733)
Total Distributions	(527,012)	(960,360)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	984,433	2,604,787
Service Shares	467,538	967,075
Distributions reinvested:
Initial Shares	411,148	752,627
Service Shares	115,864	207,733
Cost of shares redeemed:
Initial Shares	(3,186,439)	(8,298,954)
Service Shares	(1,161,847)	(2,961,558)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,369,303)	(6,728,290)
Total Increase (Decrease) in Net Assets	(1,362,584)	(6,701,801)
Net Assets ($):
Beginning of Period	51,669,654	58,371,455
End of Period	50,307,070	51,669,654
Undistributed investment income—net	367,150	436,344
Capital Share Transactions (Shares):
Initial Shares
Shares sold	83,675	218,738
Shares issued for distributions reinvested	34,918	63,301
Shares redeemed	(270,133)	(695,459)
Net Increase (Decrease) in Shares Outstanding	(151,540)	(413,420)
Service Shares
Shares sold	39,918	82,087
Shares issued for distributions reinvested	9,881	17,550
Shares redeemed	(99,080)	(249,761)
Net Increase (Decrease) in Shares Outstanding	(49,281)	(150,124)

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2017	Year Ended December 31,
Initial Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.69	11.72	12.16	11.85	12.37	11.92
Investment Operations:
Investment income—net[a]	.11	.20	.23	.20	.21	.22
Net realized and unrealized gain (loss) on investments	.26	(.02)[b]	(.43)	.36	(.39)	.59
Total from Investment Operations	.37	.18	(.20)	.56	(.18)	.81
Distributions:
Dividends from investment income—net	(.13)	(.21)	(.24)	(.25)	(.34)	(.36)
Net asset value, end of period	11.93	11.69	11.72	12.16	11.85	12.37
Total Return (%)	3.14[c]	1.52	(1.65)	4.79	(1.54)	7.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	.94	.92	.85	.92	.84
Ratio of net expenses to average net assets	.95[d]	.94	.92	.85	.92	.84
Ratio of net investment income to average net assets	1.87[d]	1.65	1.91	1.68	1.76	1.80
Portfolio Turnover Rate[e]	69.46[c]	227.98	314.50	387.86	397.26	518.55
Net Assets, end of period ($ x 1,000)	38,106	39,133	44,057	49,880	55,337	66,251

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2017, December 31, 2016, 2015, 2014, 2013 and 2012 were 43.82%, 172.50%, 120.54%, 182.67%, 176.37% and 269.42%, respectively.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2017	Year Ended December 31,
Service Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.64	11.67	12.11	11.80	12.33	11.88
Investment Operations:
Investment income—net[a]	.09	.17	.20	.17	.18	.19
Net realized and unrealized gain (loss) on investments	.26	(.02)[b]	(.42)	.36	(.40)	.59
Total from Investment Operations	.35	.15	(.22)	.53	(.22)	.78
Distributions:
Dividends from investment income—net	(.11)	(.18)	(.22)	(.22)	(.31)	(.33)
Net asset value, end of period	11.88	11.64	11.67	12.11	11.80	12.33
Total Return (%)	3.02[c]	1.27	(1.89)	4.56	(1.80)	6.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20[d]	1.19	1.17	1.10	1.17	1.09
Ratio of net expenses to average net assets	1.20[d]	1.19	1.17	1.10	1.17	1.09
Ratio of net investment income to average net assets	1.62[d]	1.40	1.66	1.43	1.51	1.55
Portfolio Turnover Rate[e]	69.46[c]	227.98	314.50	387.86	397.26	518.55
Net Assets, end of period ($ x 1,000)	12,201	12,537	14,314	17,359	19,561	24,378

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2017, December 31, 2016, 2015, 2014, 2013 and 2012 were 43.82%, 172.50%, 120.54%, 182.67%, 176.37% and 269.42%, respectively.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Quality Bond Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices

26

are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	1,244,498	-	1,244,498
Commercial Mortgage-Backed	-	649,751	-	649,751
Corporate Bonds†	-	17,714,237	-	17,714,237
Foreign Government	-	3,010,359	-	3,010,359
Municipal Bonds†	-	1,066,080	-	1,066,080
Registered Investment Companies	926,231	-	-	926,231
U.S. Government Agencies/ Mortgage-Backed	-	13,446,304	-	13,446,304
U.S. Treasury	-	14,301,423	-	14,301,423
Other Financial Instruments:
Futures††	79,006	-	-	79,006
Forward Foreign Currency Exchange Contracts††	-	67,752	-	67,752
Options Purchased	-	31,232	-	31,232
Liabilities ($)
Other Financial Instruments:
Futures††	(18,060)	-	-	(18,060)
Forward Foreign Currency Exchange Contracts††	-	(52,653)	-	(52,653)
Options Written	-	(1,056)	-	(1,056)
Swaps††	-	(66,071)	-	(66,071)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

28

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

earned $701 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund††	175,460	8,062,504	8,055,723	182,241.4
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	1,507,254	3,524,741	4,288,005	743,990	1.5
Total	1,682,714	11,587,245	12,343,728	926,231	1.9

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On June 30, 2017, the Board declared a cash dividend of $.021 and $.019 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on July 3, 2017 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2017.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

30

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended June 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $1,723,530 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. If not applied, $718,077 of the carryover expires in fiscal year 2017. The fund has $488,533 of post-enactment short-term capital losses and $513,920 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $960,360. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2017, Service shares were charged $15,334 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $254 for transfer agency services and $23 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $23.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $753 pursuant to the custody agreement. These fees were partially offset by earnings credits of $16.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

32

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $27,100, Distribution Plan fees $2,528, custodian fees $2,658, Chief Compliance Officer fees $2,802 and transfer agency fees $64.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended June 30, 2017, amounted to $36,437,089 and $39,511,680, respectively, of which $22,989,258 in purchases and $26,036,828 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss

34

from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended June 30, 2017:

		Options Terminated
	Premiums		Net Realized
Options Written:	Received ($)	Cost ($)	Gain ($)
Contracts outstanding December 31, 2016	12,340
Contracts written	17,242
Contracts terminated:
Contracts expired	23,368	-	23,368
Contracts outstanding June 30, 2017	6,214

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the

36

amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at June 30, 2017 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of June 30, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	109,536	[1,2]	Interest rate risk	(84,131)	[1,3]
Foreign exchange risk	68,454	[2,4]	Foreign exchange risk	(53,709)	[4,5]
Gross fair value of derivative contracts	177,990			(137,840)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.

[3]Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(9,778)		4,060		-		(5,718)
Foreign exchange	-		18,441		(44,618)		(26,177)
Total	(9,778)		22,501		(44,618)		(31,895)

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Swap Agreements	[7]	Total
Interest rate	74,267		4,610		-		(66,071)		12,806
Foreign exchange	-		4,848		25,620		-		30,468
Total	74,267		9,458		25,620		(66,071)		43,274

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net unrealized appreciation (depreciation) on futures.
[5] Net unrealized appreciation (depreciation) on options transactions.
[6] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[7] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	79,006	(18,060)
Options	31,232	(1,056)
Forward contracts	67,752	(52,653)
Swaps	-	(66,071)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	177,990	(137,840)
Derivatives not subject to
Master Agreements	(79,006)	84,131
Total gross amount of assets
and liabilities subject to
Master Agreements	98,984	(53,709)

38

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	13,092		(619)	-	12,473
Barclays Bank	1,307		(1,307)	-	-
Citigroup	8,967		(8,967)	-	-
Goldman Sachs International	31,659		(1,895)	-	29,764
JP Morgan Chase Bank	4,497		(4,497)	-	-
UBS	39,462		(15,242)	-	24,220
Total	98,984		(32,527)	-	66,457

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(619)		619	-	-
Barclays Bank	(1,349)		1,307	-	(42)
Citigroup	(18,444)		8,967	-	(9,477)
Goldman Sachs International	(1,895)		1,895	-	-
HSBC	(3,051)		-	-	(3,051)
JP Morgan Chase Bank	(12,396)		4,497	-	(7,899)
Morgan Stanley Capital Services	(713)		-	-	(713)
UBS	(15,242)		15,242	-	-
Total	(53,709)		32,527	-	(21,182)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2017:

Average Market Value ($)
Interest rate futures	14,390,147
Interest rate options contracts	4,365
Foreign currency options contracts	6,854
Forward contracts	8,101,609

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended June 30, 2017:

Average Notional Value ($)
Interest rate swap agreements	6,589,286

At June 30, 2017, accumulated net unrealized appreciation on investments was $641,013, consisting of $1,044,946 gross unrealized appreciation and $403,933 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for nine of the ten one-year periods ended January 31st and was below the Performance Universe median for eight of the ten one-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was above the return of the index in four of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases

42

and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

43

NOTES

44

NOTES

45

For More Information

Dreyfus Variable Investment Fund, Quality Bond Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0120SA0617

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 16, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 16, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)